dr. Krisztina Fuller, Notary Public
--------------------------------------------------------------------------------
Budapest XIV., Szobranc utca 1. - 1581 Budapest, Pf. 44.-
Telephone: 467-0320, 467-0323 Fax: 467-0325

1807/2005

                                NOTARIAL DOCUMENT

On the day written below, Deputy Notary Public Jozsef Komaromi, acting as deputy to Dr. Krisztina Fuller, Notary Public in office in Budapest, I called at the registered seat of Commerzbank Reszvenytarsasag (1054 Budapest, Szechenyi rakpart 8.), where the following persons were present, as clients:

Commerzbank Reszvenytarsasag (registered seat: 1054 Budapest, Szechenyi rakpart 8., trade registry number: 01-10-042115, tax administration number:
10816291-2-44,   statistical   identification   number:   10816291-6512-114-01),
represented by dr. Gyorgy Walter (mother's name: Zsuzsanna Selmec), permanent address of residence 1165 Budapest, Nagyvazsony utca 14. - whom I personally know - along with Balazs Manyoki (mother's name: Erzsebet Hetlinger), permanent address of residence 2360 Gyal, Kiskomaromi utca 21., whose personal identity was confirmed by presenting the personal identity cards and whose authorisation to represent Commerzbank Rt. by presenting the certificate of incorporation along with the document of authorisation attached in an authenticated copy, as well as

EuroWeb Internet Szolgaltato Reszvenytarsasag (abbreviated name: EuroWeb Rt., registered seat: 1138 Budapest, Vaci ut 141., trade registry number:
01-10-044965,    core   operations:    6420'03,   tax   administration   number:
13094603-2-41,  statistical  number:  13094603-6420-114-01)  represented  - with authorisation to sign on behalf of EuroWeb Rt. alone - by Mr. Csaba Toro, chief executive, (mother's name: Margit Buzsaki) permanent address of residence 1022 Bimbo ut 94., confirming his identity by presenting his personal identity card No. 125112CA in my presence, confirming his authorisation to represent EuroWeb Rt. by presenting the public company data excerpt issued by the Company Register and Company Information Service of the Minister of Justice, and

NAVIGATOR INFORMATIKA Uzleti Szolgaltato es Kereskedelmi Reszvenytarsasag (abbreviated name: NAVIGATOR INFORMATIKA Rt., registered seat: 1097 Budapest, Konyves Kalman korut 5/B., trade registry number: 01-10-044621, core operations:
7260'03,   tax  administration   number:   12682515-2-43,   statistical  number:
12682515-7260-114-01) represented - with authorisation to jointly represent Navigator Informatika Rt. - by Zoltan Zsolt Jutasi, chief executive (mother's name: Margit Anna Horvath), permanent address of residence 2045 Torokbalint, Honved utca 13/b., confirming his identity by presenting his personal identity card No. 135267 DA in my presence, and Lajos Juhasz (mother's name: Erzsebet
Toth) permanent address of residence 2360 Gyal, Komaromi utca 63/a., confirming his identity by presenting his personal identity card No. AP003430 in my presence, confirming their authorisation to represent EuroWeb Rt. by presenting the public company data excerpt issued by the Company Register and Company Information Service of the Minister of Justice, and

NAVIGATOR INFO  Tanacsado  Korlatolt  Felelossegu  Tarsasag  (abbreviated  name:
NAVIGATOR INFO Kft., 1097 Budapest, Konyves Kalman korut 5/B., trade registry number: 01-09-677423, core operations: 7221'03, tax administration number:
11801142-2-43,   statistical  number:  11801142-7221-113-01)  represented,  with authorisation to sign alone on behalf of Navigator Information Kft., by chief executive Zoltan Zsolt Jutasi (mother's name: Margit Anna Horvath) permanent address of residence 2045 Torokbalint, Honved utca 13/b., confirming his identity by presenting his personal identity card No. 135267 DA in my presence, confirming his authorisation to represent EuroWeb Rt. by presenting the public company data excerpt issued by the Company Register and Company Information Service of the Minister of Justice

NAVIGATOR ENGINEERING Mernoki Szolgaltato Korlatolt Felelossegu Tarsasag (abbreviated name: NAVIGATOR ENGINEERING Kft., registered seat: 1097 Budapest, Konyves Kalman korut 5/B., trade registry number: 01-09-465391, core operations:
7420'03,   tax  administration   number:   12094930-2-43,   statistical  number:
12094930-7420-113-01) with authorisation to sign alone on behalf of Navigator Information Kft. by chief executive Gyorgy Juhasz (mother's name: Margit Gulyas), permanent address of residence 5123 Jaszarokszallas, Gardonyi ut 14/A., confirming his identity by presenting his personal identity card No. AJ 352348 in my presence, confirming his authorisation to represent EuroWeb Rt. by presenting the public company data excerpt issued by the Company Register and Company Information Service of the Minister of Justice.

I informed the clients of the provisions laid out in Article 21 of Act LIII of 1994, according to which the Court will attach an enforcement clause to the notarial document if the document contains a commitment undertaken concerning a service or the considerations, or a unilateral commitment, the name of the obligee and the obligor, the subject of the obligation, its quantity (amount) and legal title, the mode and deadline of performance, if the claim (receivable) has fallen due.

If the commitment depends on an event the occurrence of which constitutes meeting a condition or on reaching a given date (time), the pre-requisites for enforceability will also include that the meeting of the condition or the reaching of the date (time) should be proven by a public document.

Furthermore, the court will attach an enforcement clause to a Pledge Contract laid out in a notarial document, if the claim has fallen due.

After I ascertained their personal identity the clients have declared - in full awareness of their responsibility under the criminal law - that on the day written below they are authorised to assume commitments for and on behalf of the entities they are representing, with respect to the contract laid out in this document.

Thereafter I was asked by the clients to lay out the following contracts in a notarial document, based on the draft made available for me.

                                       A.
                                 LOAN AGREEMENT
                                 (No.: 2005/120)

concluded on the day written below between EuroWeb Internet Szolgaltato Reszvenytarsasag, as borrower - hereinafter: Client - and Commerzbank Rt., as lender - hereinafter Bank - subject to the terms and conditions laid out herein.

1) The purpose, amount and term of the loan

The Bank extends a loan on bank account No. 1341018761 - hereinafter: Loan - to the Client.

a) The purpose of the Loan: to provide financing 70.59 % - that is seventy point fifty nine hundredth percent of the purchase price payable for purchasing shares equalling 85 % of the registered capital of Navigator Informatika Uzleti Szolgaltato es Kereskedelmi Rt. (registered seat: H-1097 Budapest, Konyves Kalman korut 5/B., trade registry number: 01-10-044621, statistical number:
11801142-7221-113-01, tax administration number: 11801142-2-43).

b) The amount of the Loan:

HUF 1,237,200,000, that is one billion two hundred thirty seven million and two hundred thousand forints.

c) The term of the Loan: from the date of the execution of this contract until the 30th (thirtieth) day of the month of June in year 2010 (two thousand and ten).

d) Drawdown of the Loan: the Customer shall take out the loan made available under this Contract not later than the 10th (tenth) day of the month of October in year 2005 (two thousand and five) (Take-out Deadline). On the first banking day following the Take-out Deadline the loan amount specified in paragraph b) hereof shall drop to the amount taken out by the Take-out Deadline without any further legal action.

e) One pre-requisite of the possibility to take out the Loan is that EuroWeb International Corporation issues an irrevocable declaration to the Bank stating that if the Customer sells its shares it will have to use at least 60 % (that is sixty percent) of the purchase price received from the sale of the shares, to the repayment of the loan amount specified herein.

2) Interest

Up to the end of the term the Bank shall charge an interest of a rate equalling the 3 (three) month BUBOR (Budapest Interbank Offered Rate) in effect on the second banking day preceding the last day of the given calendar quarter + 250 (two hundred and fifty) basis points, on the amount taken out at the time, of which the Bank shall send an account closure to the Client on a quarterly basis. The Bank shall charge the due interest amount on the last banking day of each calendar quarter to the account of the Client. The first such amount shall be debited to the account on the 31st (thirty first)day of December in year 2005 (two thousand and five).

3) Principal repayment

The Client shall repay the Loan to the Bank on the basis of the following repayment schedule, in the amounts and on the days specified below:

Time of principal repayment/amount of principal repayment

On the 31st (thirty first) day of the month of March in year 2006 (two thousand and six) HUF 34,366,666 that is thirty four million three hundred sixty six thousand six hundred and sixty six forints,

On the 30th (thirtieth) day of the month of June in year 2006 (two thousand and six) HUF 34,366,666 that is thirty four million three hundred sixty six thousand six hundred and sixty six forints,

On the 30th (thirtieth) day of the month of September in year 2006 (two thousand and six) HUF 73,029,166 that is seventy three million twenty nine thousand one hundred and sixty six forints,

On the 31st (thirty first) day of the month of December in year 2006 (two thousand and six) HUF 73,029,166 that is seventy three million twenty nine thousand one hundred and sixty six forints,

On the 31st (thirty first) day of the month of March in year 2007 (two thousand and seven) HUF 73,029,166 that is seventy three million twenty nine thousand one hundred and sixty six forints,

On the 30th (thirtieth) day of the month of June in year 2007 (two thousand and seven) HUF 73,029,166 that is seventy three million twenty nine thousand one hundred and sixty six forints,

On the 30th (thirtieth) day of the month of September in year 2007 (two thousand and seven) HUF 73,029,166 that is seventy three million twenty nine thousand one hundred and sixty six forints,

On the 31st (thirty first) day of the month of December in year 2007 (two thousand and seven) HUF 73,029,166 that is seventy three million twenty nine thousand one hundred and sixty six forints,

On the 31st (thirty first) day of the month of March in year 2008 (two thousand and eight) HUF 73,029,166 that is seventy three million twenty nine thousand one hundred and sixty six forints,

On the 30th (thirtieth) day of the month of June in year 2008 (two thousand and eight) HUF 73,029,166 that is seventy three million twenty nine thousand one hundred and sixty six forints,

On the 30th (thirtieth) day of the month of September in year 2008 (two thousand and eight) HUF 73,029,166 that is seventy three million twenty nine thousand one hundred and sixty six forints,

On the 31st (thirty first) day of the month of December in year 2008 (two thousand and eight) HUF 73,029,166 that is seventy three million twenty nine thousand one hundred and sixty six forints,

On the 31st (thirty first) day of the month of March in year 2009 (two thousand and nine) HUF 73,029,166 that is seventy three million twenty nine thousand one hundred and sixty six forints,

On the 30th (thirtieth) day of the month of June in year 2009 (two thousand and nine) HUF 73,029,166 that is seventy three million twenty nine thousand one hundred and sixty six forints,

On the 30th (thirtieth) day of the month of September in year 2009 (two thousand and nine) HUF 73,029,166 that is seventy three million twenty nine thousand one hundred and sixty six forints,

On the 31st (thirty first) day of the month of December in year 2009 (two thousand and nine) HUF 73,029,166 that is seventy three million twenty nine thousand one hundred and sixty six forints,

On the 31st (thirty first) day of the month of March in year 2010 (two thousand and ten) HUF 73,029,166 that is seventy three million twenty nine thousand one hundred and sixty six forints,

On the 30th (thirtieth) day of the month of June in year 2010 (two thousand and ten) HUF 73,029,178 that is seventy three million twenty nine thousand one hundred and sixty eight forints.

4) Fee payable for the conclusion / modification of the contract

The Bank shall charge a one-off fee for the conclusion of the contract equalling
0.75 % that is zero point seventy five hundredth percent of the loan amount specified in point 1) b), to the Client, which amount will be debited to the bank account of the Client kept with the Bank, on the day of the signature hereof.

In the case of any modification to the loan agreement (particularly in the case of re-payment of the loan amount prior to the due date) the Bank shall charge a one-off fee for contract modification equalling 1.5 %, that is one and a half percent of the loan amount repaid before the due day to the Client, which amount will be debited to the bank account of the Client kept with the Bank, on the day of the signature of the modification of this contract. Should the Bank charge a fee for contract modification to the Client, the Bank shall not be entitled to claim payment of the refinancing costs - specified in the Bank's General Lending Conditions - by the Client, in relation to the modification of the contract.

Should EuroWeb International Corporation repay the Loan as specified in point 1/e, the obligation to pay the one-off contract modification fee and the obligation to refund the refinancing costs shall not be borne by the Client.

Should the Bank unilaterally modify its Code of Practice (Uzletszabalyzat) as specified in sub-section 1.3 thereof, and such modification result in increasing the burdens entailed by the obligations/commitments borne by the Client towards to Bank, the Contracting Parties agree that they shall start negotiations to come to a agreement resulting in the elimination of the disadvantages entailed by such modification for the Client. Should such negotiations fail to bring about a mutually satisfactory solution within 30 (that is thirty) days of the Client's learning of the modification of the Bank's Code of Practice, the modified Code of Practice shall enter into effect between the Contracting Parties. Should the Contracting Parties modify or terminate this Contract as a result of the above negotiations, the Client shall bear no obligation to pay contract modification fee or to refund refinancing costs in relation to such termination.

5) Collaterals

The following shall constitute collaterals securing this loan and all of the Bank's other receivables and claims originating from the business relationship with the Client:

a) contract of limited security pledge on property of the total assets of the Client, NAVIGATOR INFORMATIKA Uzleti Szolgaltato es Kereskedelmi Rt., NAVIGATOR INFO Tanacsado Kft. and NAVIGATOR ENGINEERING Mernoki Szolgaltato Kft., in an amount of HUF 1,440,000,000 that is one billion four hundred and forty million forints, and

b) assignment of the sales revenue of the Client to the Bank, and

c) assignment of all present and future claims of the Client from NAVIGATOR INFORMATIKA Uzleti Szolgaltato es Kereskedelmi Rt, NAVIGATOR INFO Tanacsado Kft. and NAVIGATOR ENGINEERING Mernoki Szolgaltato Kft., concerning dividends payable by these entities, and

d) placement of shares constituting the entire registered capital of the Client and NAVIGATOR INFORMATIKA Uzleti Szolgaltato es Kereskedelmi Rt., in bail, to the benefit of the Bank as beneficiary,

e) pledge and buying option on participations constituting the entire registered capital of NAVIGATOR INFO Tanacsado Kft. and NAVIGATOR ENGINEERING Mernoki Szolgaltato Kft. and

f) declaration of support issued by EuroWeb International Corp. (1065 Avenue of the Americas, New York, NY 10018, USA., tax administration number: 13-3696015).

The Contracting Parties have agreed and will agree on the details of the collateral contracts - with a particular view to the purposes of the collateral security items - at the time of the conclusion of the collateral contracts.

If the Client fulfils all of its obligations and commitments originating from this Contract and this loan contract expires, the contracts constituting collaterals to the loan contract shall lapse.

6) Causes of termination

The Bank may terminate is contract with immediate effect if

a) the Client has fallen into arrears more than 30, that is thirty days, in payment of an amount payable under a contract with a credit institution of a current amount of over HUF 50,000,000 that is fifty million forints;

b) a credit institution has unilaterally cancelled a credit/loan/bank guarantee contract of a current amount of over HUF 50,000,000 that is fifty million forint with the Client;

c) procedure of enforcement against, bankruptcy or liquidation of the Client has been ordered by a final court order;

d) if the direct and/or indirect ownership of EuroWeb International Corporation in the Client falls below 99.995%, that is ninety nine point nine hundred ninety five thousands percent of the Client without prior written consent by the Bank. The Bank shall not refuse to give such consent specified in this paragraph without de reasons, and if the Bank does refuse to give such consent it shall be notified to the Client in writing;

e) in the opinion of the Bank the amount of the loan cannot be used for the purpose specified in the contract;

f) the Client uses the amount of the credit for any purpose other than as specified in the contract or the Client fails to provide documentation in confirmation of use for the stated purpose, despite instruction by the Bank;

g) the value of the collateral security items provided as security has fallen considerably and the Client fails to reinforce the collateral security items after instruction by the Bank in the way and to the extent requested by the Bank by the deadline specified by the Bank;

h) the Client beaches the ancillary agreements concluded with respect to the credit collaterals;

i) deterioration of the financial (equity) position of the Client or the Guarantor of the Client or behaviour of the Client indicative of behaviour withdrawing collaterals jeopardises the possibility to repay the loan;

j) at the time of the conclusion of the Contract the Client deceived the Bank by the statement of false facts, by withholding data or in any other way, provided this had an effect on the establishment of the loan amount;

k) the Client is hindering the Bank in reviewing the performance of taking out loan amounts despite Bank's prior notification of such intent. This shall also apply in case the Client fails to fulfil its obligation to provide information as specified by law or in the contract (section 9 of the General Lending Conditions);

l) the Client has fallen into arrears in the settlement of more than one principal repayment instalment or interest payment, and has not settled such overdue amounts despite reminder by the Bank;

m) the behaviour of the Client is gravely in contrast to the principle of bona fide and fair business conduct, particularly if the Client misleads or tries to mislead the Bank by supplying it with false data.

If the Bank has terminated the contract with immediate effect for any reason for which the Client may be held responsible, the Client shall pay to the Bank a flat rate compensation for damages equalling 1 % that is one percent of the debt owed by the Client to the Bank at the time of such cancellation.

Should the Client lose its creditworthiness in the opinion of the Bank the Bank shall start negotiations with the Client to restore the creditworthiness of the latter. Should such negotiations fail to bring about a mutually satisfactory result within 14 that is fourteen days the Bank shall be entitled to cancel this Contract with effect from the 90th (ninetieth) day of receipt by the Client of the Bank's notice of the loss of creditworthiness of the Client.

Should the Client, in the opinion of the Bank, commit any other grave violation of the Contract the Bank shall promptly start negotiations with the Client to remedy the violation. Should such negotiations fail to bring about a mutually satisfactory result within 14 that is fourteen days the Bank shall be entitled to cancel this Contract providing an at least 14 that is fourteen day notice period.

7) Commitments (covenants)

a) The Client declares that at the time of the conclusion hereof only its banking and leasing commitments laid out in Annex 1 are in effect.

The Client declares that it has fully informed the Bank of all of its existing banking and leasing commitments that it has assumed in addition to the commitments originating from this Contract. In the future the Client may assume any additional banking and/or leasing commitments only with prior written consent of the Bank.

b) The Client commits itself to treat its payment commitments that have and those that will occur in relation to this contract at all times at least in a way equal to the treatment of any and all other of its existing and future commitments (liabilities) and shall provide the Bank at least as good or even more favourable collaterals as it has provided and will provide to secure its credits borrowed to date or to be borrowed in the future. The Client is hereby assuring the Bank that it is providing the Bank with at least the same pieces of information as it provides for any other banking relationships of the Client.

c) The Client commits itself to refrain from encumbering its assets, rights and receivables during the term of this contract so that none of those items will be fixed as collaterals to any banking credit and/or loan and/or leasing contract, to the benefit of any third party.

d) At the time of the signature of this Contract EuroWeb International Corporation has a 99.995%, that is ninety nine point nine hundred ninety five thousands percent direct and/or indirect majority ownership in the Client. The Client shall promptly notify the Bank of any change in the above share of ownership, upon the Client's learning of such change.

e) The Client commits itself to submit balance sheet and profit and loss statement on each quarter to the Bank not later than the 30th (thirtieth) day following the end of each quarter.

f) The Client agrees that it may establish and pay dividend during the term of the Credit Limit only with prior written consent of the Bank.

g) The Client agrees that it may repay any other of its credit or loan debts prior to the repayment of the credits and loans extended by the Bank only with prior written consent of the Bank. Exceptions to this commitment include the commitments of the Client specified in Annex 1 hereto, which may be repaid by the Client exclusively in accordance with the payment schedule approved by the Bank, constituting Annex 1 hereto. The Bank's prior written consent shall be required for any modification of such commitments, for any departure from the schedule or for the repayment of any commitment (liability) not included in the repayment schedule.

h) The Client assumes commitment to refrain from acquiring participation in any other business undertaking during the term of this Contract without prior written consent of the Bank.

i) The Client agrees that during the term of this Contract it may implement any investment project worth more than HUF 100,000,000 that is one hundred million forints in any calendar year only with the Bank's prior written consent.

j) The Client commits itself to ensure that during the term of this contract its ADSCR ratio shall not fall below 1.2 (one point two). The ADSCR ratio shall be calculated in each business year as of the 30th (thirtieth) day of June and the 31st (thirty first) day of the year.

The ADSCR ratio is defined by the Contracting Parties as follows:

         a Tarsasagok elozo negy negyedevi EBITDA - janak atlagos erteke ADSCR = ---------------------------------------------------------------
                a Tarsasagok altal elozo negyedevbe n teljesitett
                   kolcsontorlesztes + kamatkiada sok osszege

ADSCR = The Companies' average EBITDA value during the prior four quarters
        ------------------------------------------------------------------
         sum of the loan repayments effected and the interest expenditure of the Companies during the prior quarter

For  the  purposes  hereof  the  Companies  shall  mean  the  Client   NAVIGATOR
INFORMATIKA Uzleti Szolgaltato es Kereskedelmi Rt., NAVIGATOR INFO Tanacsado Kft. and NAVIGATOR ENGINEERING Mernoki Szolgaltato Kft. collectively.

For the purposes hereof, EBITDA: profit from core (business) operations + depreciation write-off + management fee. The profit from the core (business) operations and the depreciation write-off shall be construed in accordance with the effective Hungarian accounting regulations. For the purposes hereof the management fee shall be a quarterly fee payable by NAVIGATOR INFORMATIKA Uzleti Szolgaltato es Kereskedelmi Rt. to the Client which covers but must not exceed the sum of the loan repayment and interests payable to the Bank from time to time.

k) The Client agrees that it may sell any of its assets for over HUF 30,000,000 that is thirty million forints in net book value in any given year only with prior written consent of the Bank.

l) The Client commits itself to submit the report produced in accordance with the provisions of the Sarbanes Oxley Act promptly upon completion but not later than the 31st (thirty first) day of December 2008 to the Bank.

Should the Client breach any of its obligations  specified in paragraphs a), c),
d), f), g), h), i), j), k) of section 7) hereof, or should it fail to perform any of its obligations laid out in points b) and e) despite the Bank's reminder by the deadline specified in such reminder, the Contracting Parties shall regard such failure as a grave breach of the Contract and in this case the Bank shall be entitled to cancel this Contract with immediate effect.

8) Agreement on transactions on the Client's account

The Contracting Parties are aware of the fact that part of this loan is refinanced by CIB Kozep-Europai Nemzetkozi Bank Rt. For this reason, the Client hereby commits itself to channel 100 (one hundred) % of its credit payment transactions from the 31st (thirty first) day of 2006 (two thousand and six) through its accounts kept with the Bank and with CIB Kozep-Europai Nemzetkozi Bank Rt. Furthermore, the Client commits itself to channel at least 60 (sixty) % of its annual average credit payment transactions through its accounts kept with the Bank and t least 30 (thirty) % of the same through its accounts kept with CIB Kozep-Europai Nemzetkozi Bank Rt. The performance of this commitment shall be checked by the Bank first on the 31st (thirty first) day of 2007 (two thousand seven) and thereafter on the 31st (thirty first) day of each year with respect to the 365, that is three hundred and sixty five days preceding the day of checking fulfilment of the obligation. Should the Client breach its obligations laid out in this paragraph eh Bank shall be entitled to charge a one-off handling charge to the account o the Client kept with the Bank, equalling an amount of 1 % (one percent) of the difference between the credit transactions undertaken to be channelled through the accounts kept with the Bank and the actual amount of such transactions.

9) Closing provisions

Issues not regulated herein shall be governed by the provisions laid out in the Bank's `Code of Practice' and the `General Lending Conditions' as supplementary rules in addition to those laid out herein, such regulations constituting a material part hereof and one copy of each of which are attached by the Bank hereto. The Bank draws the attention to the Client to the parts of the documents set in bold type in particular.

Should any particular provision hereof turn out to be or become legally invalid, a supplement or modification to the Contract corresponding to the original meaning and purpose of the Loan Contract shall be produced to fill any loophole caused by such invalidity.

The Contracting Parties fully agree with the contents of this contract.

By signing this Contract the Client confirms its receipt of the Bank's `Code of Practice' and its `General Lending Conditions' and the recognition of their contents, with particular attention to the parts set in bold type.

Should this Contract contain any provisions contradicting those laid out in the Bank's `Code of Practice' or its `General Lending Conditions', the provisions laid out herein shall prevail.

               B) CONTRACT OF LIMITED SECURITY PLEDGE ON PROPERTY

concluded between

name of company: EuroWeb Internet Szolgaltato Reszvenytarsasag as pledgor (hereinafter: Pledgor),

and

name of company: Commerzbank (Budapest) Rt.

as  pledgee  (hereinafter  Pledgee),   collectively  the  parties  (hereinafter:
Parties) on this day, subject to the following conditions:

1. Receivable secured by pledge

It is established by the Parties that - particularly on the basis of the loan agreement constituting chapter A) hereof - there is a bank account, loan and credit relationship between the Pledgor and the Pledgee. Pursuant to the Code of Business of the Pledgee, its General Lending Conditions and the provisions laid out in the individual contracts the claims of the Pledgee existing on the basis of such legal relationships, may also be rendered matured by cancellation as well.

2. Establishment of a right of pledge

To secure the Bank's receivables originating from the long term legal relationships referred to in section 1 in the form of a money loan the Parties are establishing a first ranking contract of limited security pledge on property to the benefit of the Pledgee in an amount of HUF 1,440,000,000,- HUF (that is one billion four hundred and forty million forints) on the entire asset portfolio of the Pledgor existing at the time of the conclusion of this contract and during its term (hereinafter: Pledged Assets).

The right of pledge hereunder shall be created by entering the right of pledge in the pledge register kept by the Hungarian National Chamber of Notaries Public (hereinafter: pledge register).

The Pledgor represents and warrants that the Pledged Assets are free from litigation, encumbrance and claims and that the registration of any right of pledge is in progress, no litigation or any other official or court procedure affecting ownership right or possession right is underway and no third person has laid any claim concerning the Pledged Assets that could hinder the settlement of the pledge claims of the Pledgee specified in this contract.

The Contracting Parties are hereby asking the Notary Public drafting this contract to have the pledge on property concerning the assets of the Pledgor on the basis of this Pledge Contract, as a first ranking pledge, entered in the pledge register.

3. The obligations of the Pledgor

3.1. The Pledgor shall provide for the preventive maintenance of the Pledged assets fixed in pledge, and to maintain their state and condition during the effective term of the right of pledge, protecting them from extraordinary loss in value and damage.

3.2. The Pledgor shall, at its own expense, conclude a comprehensive property insurance contract on the Pledged assets fixed in pledge within 15 (that is fifteen) days of the conclusion of this contract (hereinafter: Property Insurance) designating in such contract the Pledgee as beneficiary of the sum insured, or shall modify within the same deadline its already existing Property Insurance to contain similar provisions and shall pay the insurance premium from the account of the Pledgor kept with the Bank.

The sum insured under the Property Insurance shall always equal the current market value of the Pledged Assets and this fact shall be proven by the Pledgor to the Pledgee in the case of doubt.

The Pledgor shall maintain the Property Insurance during the entire term of the right of pledge established by this Contract, at its own expense. The Pledgor shall prove to the Pledgee the conclusion and existing of the insurance contract
- or the appropriate modification of the existing insurance contract - by presenting the insurance policy during the above 15, that is fifteen day deadline and, upon request of the Pledgee, any time within a deadline of 5, that is five days, in a creditworthy way.

The sum insured, the compensation or any other value serving as substitute for the destruction or loss in value of the Pledged Assets shall replace the Pledged Assets or be used to supplement the pledge coverage. The Pledge and the Pledgor owner are equally entitled to demand the use of such value for the restoration of the Pledged Assets.

3.3. The Pledgor shall notify the Pledgee of any circumstance, physical or legal fact pertaining to the Pledged Assets that may have a negative impact on the market value or marketability of the Pledged assets fixed in pledge or the settlement of the claim of the Pledgee from the pledge for any other reason, promptly or within a maximum of 3, that is three banking days of learning thereof.

3.4. Should the deterioration of the pledge (decline of the value of the pledge security as a consequence of deterioration of state/condition or for any other reason) jeopardise the settlement of the claim of the Pledgee from the pledge, the Pledgor shall restore the pledge security to the original value within 15, that is fifteen banking days. In the case of deterioration of the Pledged Assets the issuance by the insurance company of an irrevocable promissory note to the Pledgee concerning the payment of the sum insured, or the transferring by the insurer of the sum insured, to the Pledgee, shall qualify as topping up to the original value.

Should the Pledgor - despite written instruction by the Pledgee - fail to restore the coverage to the original value within the deadline set by the Pledgee in its instruction, the Pledgee may, at its sole discretion, render the claim secured by the right of pledge matured, by a unilateral declaration.

3.5. The pledgor commits itself to refrain from giving up the ownership of, from merging or transforming any piece of asset constituting the assets fixed by this contract during the existence of the right of pledge without prior written consent of the Pledgee, in a way as would terminate the separate identity of the Pledged Asset, or would turn it into a component of another thing, or as a result of which it would vanish or be converted into something else. This provision does not apply to the set of assets specified in sub-section 3.7 hereof or in sub-section 7) k) of the Loan Contract constituting chapter A) hereof.

3.6. The Pledgor commits itself to tolerate, during the effective term of the right of pledge, that the Pledgee checks the existence and proper use of the Pledged Assets constituting the property fixed in pledge, along with the performance of the obligations borne by the Pledgor under this contract and according to the relevant pieces of legislation in its capacity as Pledgor - even onsite and even without notification of the Pledgor in advance, with particular regard to the provisions laid out in section 4 of this contract.

3.7. The Pledgor agrees that it may dispose of and/or encumber, during the effective term of the right of pledge, any of the Pledged Assets constituting the property fixed in pledge, of individual book value in excess of HUF 30,000,000 that is thirty million forints, only with prior written consent of the Pledgee and only in a transaction laid out in writing.

Should the Pledgee dispose of or encumber and/or receive income from Pledged Assets the right of pledge specified herein shall extend to the proceeds from disposal and to any other income as well.

3.8. The Pledgor commits itself to submit a statement, with respect to each calendar quarter, containing the current portfolio of its assets constituting its property pledged by this contract (including particularly its assets and inventories, receivables/claims and rights), to the Pledgee, not later than the 30th (thirtieth) day of the month following the quarter covered by the statement. Such statements shall also include rights of and commitments/liabilities to third persons involving the various pieces of the pledged assets.

4. The rights of the Pledgee

If in the opinion of the Pledgee it is required for the enforcement of its claims the pledge may have a value estimate worked out of the Pledged Assets at the expense of the Pledgor, by a judicial expert of its choice, at any time before the full settlement of its claims originating from the Credit Contract.

5. Right of satisfaction, individualisation

The Pledgee's right of satisfaction shall accrue when any of the Pledgee's claims (hereinafter:: Claim) originating from the legal relationships referred to in Section 1 hereof, matures and falls due. A Claim shall also mature in the following cases

a) the Pledgor breaches those of its obligations specified in Section 1 hereof, in the case of the breaching of which by the Client, the Bank is entitled to cancel the relevant contract with immediate effect, or if the Pledgor breaches any of its obligations specified in Section 3 hereof - with the exception of sub-section a 3.8 - or if it fails to fulfil its obligation as per sub-section
3.8 within 15, that is fifteen days of the Bank's instruction to do so, and/or

b) the value of the Pledged Assets falls - in the opinion of the Pledgee - to a degree jeopardising the full settlement of the claim of the Pledgee, and/or

c) the Pledged Assets fixed in pledge are involved (with the exception of a claim of the Pledgee) in enforcement procedure by the court or any other relevant authority.

By executing this contract the Contracting Parties agree that the value of the pledged property shall diminish to an extent jeopardising the settlement of the claim of the Pledgee particularly if the balance sheet total of the Pledgor drops below HUF 1,800,000,000 that is one billion and eight hundred million forints.

Upon the accrual of the Pledgee's right of satisfaction the Pledgee may seek for satisfaction from the assets of the Pledgor in a way in which the integrity of the portfolio of assets is maintained. Upon the accrual of its right of settlement the Pledgee may, by serving a written declaration to the Pledgor, convert the pledge on property into right of pledge on particular pieces of assets specified in such declaration (Individualisation). The Pledgee may also individualise the right of pledge if the Pledgee considers the repayment of the credit and the payment of interests and charges thereon to be jeopardised for any reason.

The Pledgor shall promptly - but within a maximum of 3, that is three working days - if the property fixed as pledged property diminishes to a degree jeopardising the satisfaction of the claim of the Pledgee.

The Contracting Parties specifically agree that simultaneously with the execution of this contract they are establishing next ranking pledge on property involving the entire portfolio of assets of the Pledgor in an amount specified in Section 2 hereof (Residual Right of Pledge). The contract concluded between the Contracting Parties concerning the establishment of a Residual Right of Pledge shall enter into force if the Pledgee has Individualised its right of pledge on property with respect to a given piece of Pledged Asset.
Simultaneously with certifying the posting of the declaration of Individualisation to the Pledgor the Pledgee shall be entitled to submit a request for the entering of the Residual Right of Pledge in the pledge register kept by the Hungarian National Chamber of Notaries Public (hereinafter: MOKK, the Hungarian abbreviation of the name of the organisation).

The Contracting Parties agree that if the Pledgee Individualises the right of pledge on property, simultaneously with making the declaration of
Individualisation the Pledgee shall be entitled to make an individual declaration requesting the entering (at the expense of the Pledgor) of the right of pledge on the various specific pieces of assets, in the relevant registers, to which entries the Pledgor is granting its unconditional consent by signing this contract, committing itself to tolerate such entries.

The Pledgee shall be entitled to have the conversion of the right of pledge on property into right of pledge on specific pieces of assets, particularly in the pledge register kept by the Hungarian National Chamber of Notaries Public (hereinafter: MOKK, the Hungarian abbreviation of the name of the organisation), the land register, the register kept by the authority in charge of keeping register of aircraft and vessels, the relevant register of the Hungarian Patents Office and the registers of the authority in charge of registration of land vehicles.

The Contracting Parties agree that simultaneously with the conversion of the right of pledge on property into right of pledge on specific pieces of assets the provisions laid out herein shall apply as appropriate, to the rights and obligations of the Parties.

6. Exercising of the right of pledge

Settlement from the pledged asset shall take place through court enforcement procedure based on court decision.

By executing this contract the Contracting Parties agree however, that after the accrual of its right of settlement the Pledgee shall be entitled to sell the Pledged Assets by itself.

In respect of the mode of such sale the Contracting Parties agree as follows:

Prior to starting the process of selling assets the Pledgee shall, in a declaration addressed in a registered mail consignment to the address of the registered seat of the Pledgor specified in this contract, name three judicial experts to the Pledgor. Within 10, that is ten days of the date of posting by the Pledgee of the registered mail consignment, make a written declaration to the Pledgee stating the recommended judicial expert that is acceptable to the Pledgor. Should such declaration by the Pledgor fail to be received by the Pledgee within the above deadline the Pledgee shall select one of the recommended three judicial experts. Thereafter the Pledgee shall have, at the expense of the Pledgor, a value estimate prepared of the pledged assets (hereinafter: Value Estimate), by the judicial expert chosen as specified above, commissioned by the Pledgee. The Pledgor shall promptly provide the Value Assessor with all information and documents required for the preparation of the Value Estimate and the sale of the asset, and shall enable an onsite inspection of the Pledged Assets at the time specified by the Pledgee and/or the Value Assessor.

The Pledgor shall transfer the Pledged Asset into the Pledgee's possession within 10, that is ten days of the completion of the Value Estimate.

The Pledgee shall have two years to sell the Pledged Assets from the date of the accrual of the Pledgee's right of satisfaction. In regard to the lowest sale price of the Pledged Assets the Contracting Parties agree as follows:

a) The Pledgee shall start the sale of the assets at the market price established by the Value Assessor, as sale price.

b) If the assets concerned fail to be sold within three months at the market price established by the Value Assessor, upon the next attempt to sell the assets the Pledgee shall be entitled to reduce the price of the Pledged Assets by up to 30 % of the market price established in the Value Estimate.

c) If a public sale offer fails to result in selling the assets within 3, that is three months at the sale price specified in paragraph b) the Bank may sell the pledged assets at a minimum of 50%-that is fifty percent of the market price specified in the Value Estimate.

In relation to the sale of the Pledged Assets by the Bank, issues not regulated herein shall be governed by the provisions of Government Decree No. 12/2003. (I. 30.).

Within 15, that is fifteen days of the successful sale of the assets the Pledgee shall settle accounts for the sale price received from the sale of the assets, with the Pledgor.

Should the Pledgor fail to fulfil its obligations specified in this paragraph within the deadline and in the mode specified by the Pledgee, the Contracting Parties shall establish the lowest sale price that may be applied in selling the assets concerned, at 50 % that is fifty percent of the amount of the receivables of the Pledgee claimed from the Pledgor at the time of sale.

7. Modification of the Pledge Contract

The Contracting Parties expressly stipulate that all provisions of this contract and any and all modifications of and supplementation of the contract, along with legal representations and declarations concerning rights, facts or data entered in authentic registers or to changes in already registered rights, facts or data, or those that are required for the exercising of the rights and performance of the obligations of the Pledgee and the Pledgor by law and/or this contract as originating from the pledge relationship established by this contract, shall be valid only if laid out in a public document.

8. Discontinuation of the Pledge Contract

The right of pledge and consequently this contract shall lapse when the legal relationships existing between the Pledgee and the Pledgor - as referred to in
Section 1 hereof - lapse and all claims of the Pledgee from the Pledgor are settled or when the Pledgee and the Pledgor alike declare that they intend to terminate this Contract. The right of pledge established by this Contract and the liability of the Pledgor as a collateral of the receivable secured by pledge shall not lapse when the identity of the obligor of the receivable secured by pledge alters.

The Pledgee commits itself to promptly issue the Pledgee's declaration to the Pledgor upon the lapse of the right of pledge, as required for the deletion of the right of pledge from the pledge register (deletion permit), in case the right of pledge established by this contract lapses without satisfaction from the pledged assets.

9. Other provisions

9.1. The Contracting Parties declare that they are aware of the fact that in the case of any modification or discontinuation of the pledge relationship as specified in this contract, and upon any change in the data registered in the pledge register (collectively: change) they bear an obligation to submit a report (an application for the registration of the change) as specified in the No. 11/2001. IM. decree issued by the Ministry of Justice on the registration of pledge on movable assets and of pledge on property.

9.2. The Contracting Parties agree that the costs of the conclusion of the contract (including in particular, in relation to the conclusion of this contract, the Notary Public's fees charged and to be charged, and the costs of the recording of the right of pledge in the pledge register, as specified in Decree No. 14/1991. (XI. 26.) IM issued by the Ministry of Justice on the tariffs of notaries public), shall be borne by the Pledgor. The Pledgor is hereby expressly authorising the Pledgee, in case the fee of the Notary Public acting in relation to this contract is not settled within 15, that is fifteen days of the due date of the invoice made out by the Notary Public, to debit the Notary Public's fee that has fallen due and payable, to the account of the Pledgor kept with the Pledgee and to pay the Notary Public's fee to the Notary Public acting with respect to this contract.

9.3. Invalidity of any provision of this contract shall not entail invalidity of the whole of this contract: such invalidity shall apply only to the part of the contract concerned.

9.4. In relation to the pledge contract laid out in this document the Contracting Parties specify a money loan as the legal title of the debt of the Pledgor.

9.5. The Contracting Parties agree that in respect of the amount of the liabilities of the Pledgor owed to the Pledgee the documents kept by the Bank shall be observed.

9.6. A declaration shall be effective if arrived at the premises of the addressee.

The Contracting Parties agree that written declarations served by the Pledgee to the Pledgor which have been properly posted to the registered seat of the Pledgor as specified herein, addressed to the name of the Pledgor, and the written declarations addressed by the Pledgor to the Pledgee that have been properly posted to the registered seat of the Pledgee as specified herein, addressed to the name of the Pledgee, as mail consignments with acknowledgement of receipt or in any other booked (registered, insured registered with special service) and have been communicated to the addressee, shall also be regarded as having been delivered, even if the consignment could not actually be delivered, or if they have not been learned of by the addressee, from the 5th (fifth) working day following the day of the first attempt at postal delivery of such consignments.

The contracting parties declare and commit themselves, with a view to their above agreement concerning the communication and delivery of legal representations, to ensure that they will have persons authorised to receive postal consignments (representatives), at the addresses for receipt of deliveries as specified above, throughout the term of the right of pledge as specified herein, from the date of the conclusion of this contract.

In the case of failure to fulfil the above commitment neither contracting party shall refer to the lack of a person (representative) authorised to take delivery, in order to obtain benefits.

9.7. The Pledgee is expressly drawing attention of the Pledgor to the fact that in the case of breaching any of the obligations of the Pledgor under this contract the Pledgor shall be obliged to compensate the Pledgee for any damage caused by such breach.

9.8. Issues not regulated herein shall be governed by the relevant provisions of the Civil Code and the provisions of other relevant effective pieces of legislation.

9.9. The Contracting Parties understand and acknowledge the information provided by the Notary Public on the fact that direct enforcement by the court is also possible on the basis of the right of pledge specified herein, without legal action, if the claim falls due and payable for any reason whatsoever.

               C) CONTRACT OF LIMITED SECURITY PLEDGE ON PROPERTY

concluded between

name of company: NAVIGATOR INFORMATIKA Uzleti Szolgaltato es Kereskedelmi Reszvenytarsasag

as pledgor (hereinafter: Pledgor),

and

name of company: Commerzbank (Budapest) Rt.

as  pledgee  (hereinafter  Pledgee),   collectively  the  parties  (hereinafter:
Parties) on this day, subject to the following conditions:

1. Receivable secured by pledge

It is established by the Parties that - particularly on the basis of the loan agreement constituting chapter A) hereof - there is a bank account, loan and credit relationship between the EuroWeb Internet Szolgaltato Reszvenytarsasag and the Pledgee. Pursuant to the Code of Business of the Pledgee, its General Lending Conditions and the provisions laid out in the individual contracts the claims of the Pledgee existing on the basis of such legal relationships, may also be rendered matured by cancellation as well.

2. Establishment of a right of pledge

To secure the Bank's receivables originating from the long term legal relationships referred to in section 1 in the form of a money loan the Parties are establishing a first ranking contract of limited security pledge on property to the benefit of the Pledgee in an amount of HUF 1,440,000,000,- HUF (that is one billion four hundred and forty million forints) on the entire asset portfolio of the Pledgor existing at the time of the conclusion of this contract and during its term (hereinafter: Pledged Assets).

The right of pledge hereunder shall be created by entering the right of pledge in the pledge register kept by the Hungarian National Chamber of Notaries Public (hereinafter: pledge register).

The Pledgor represents and warrants that the Pledged Assets are free from litigation, encumbrance and claims and that the registration of any right of pledge is in progress, no litigation or any other official or court procedure affecting ownership right or possession right is underway and no third person has laid any claim concerning the Pledged Assets that could hinder the settlement of the pledge claims of the Pledgee specified in this contract.

The Contracting Parties are hereby asking the Notary Public drafting this contract to have the pledge on property concerning the assets of the Pledgor on the basis of this Pledge Contract, as a first ranking pledge, entered in the pledge register.

3. The obligations of the Pledgor

3.1. The Pledgor shall provide for the preventive maintenance of the Pledged assets fixed in pledge, and to maintain their state and condition during the effective term of the right of pledge, protecting them from extraordinary loss in value and damage.

3.2. The Pledgor shall, at its own expense, conclude a comprehensive property insurance contract on the Pledged assets fixed in pledge within 15 (that is fifteen) days of the conclusion of this contract (hereinafter: Property Insurance) designating in such contract the Pledgee as beneficiary of the sum insured, or shall modify within the same deadline its already existing Property Insurance to contain similar provisions and shall pay the insurance premium from the account of the Pledgor kept with the Bank.

The sum insured under the Property Insurance shall always equal the current market value of the Pledged Assets and this fact shall be proven by the Pledgor to the Pledgee in the case of doubt.

The Pledgor shall maintain the Property Insurance during the entire term of the right of pledge established by this Contract, at its own expense. The Pledgor shall prove to the Pledgee the conclusion and existing of the insurance contract
- or the appropriate modification of the existing insurance contract - by presenting the insurance policy during the above 15, that is fifteen day deadline and, upon request of the Pledgee, any time within a deadline of 5, that is five days, in a creditworthy way.

The sum insured, the compensation or any other value serving as substitute for the destruction or loss in value of the Pledged Assets shall replace the Pledged Assets or be used to supplement the pledge coverage. The Pledge and the Pledgor owner are equally entitled to demand the use of such value for the restoration of the Pledged Assets.

3.3. The Pledgor shall notify the Pledgee of any circumstance, physical or legal fact pertaining to the Pledged Assets that may have a negative impact on the market value or marketability of the Pledged assets fixed in pledge or the settlement of the claim of the Pledgee from the pledge for any other reason, promptly or within a maximum of 3, that is three banking days of learning thereof.

3.4. Should the deterioration of the pledge (decline of the value of the pledge security as a consequence of deterioration of state/condition or for any other reason) jeopardise the settlement of the claim of the Pledgee from the pledge, the Pledgor shall restore the pledge security to the original value within 15, that is fifteen banking days. In the case of deterioration of the Pledged Assets the issuance by the insurance company of an irrevocable promissory note to the Pledgee concerning the payment of the sum insured, or the transferring by the insurer of the sum insured, to the Pledgee, shall qualify as topping up to the original value.

Should the Pledgor - despite written instruction by the Pledgee - fail to restore the coverage to the original value within the deadline set by the Pledgee in its instruction, the Pledgee may, at its sole discretion, render the claim secured by the right of pledge matured, by a unilateral declaration.

3.5. The pledgor commits itself to refrain from giving up the ownership of, from merging or transforming any piece of asset constituting the assets fixed by this contract during the existence of the right of pledge without prior written consent of the Pledgee, in a way as would terminate the separate identity of the Pledged Asset, or would turn it into a component of another thing, or as a result of which it would vanish or be converted into something else. This provision does not apply to the set of assets specified in sub-section 3.7 hereof.

3.6. The Pledgor commits itself to tolerate, during the effective term of the right of pledge, that the Pledgee checks the existence and proper use of the Pledged Assets constituting the property fixed in pledge, along with the performance of the obligations borne by the Pledgor under this contract and according to the relevant pieces of legislation in its capacity as Pledgor - even onsite and even without notification of the Pledgor in advance, with particular regard to the provisions laid out in section 4 of this contract.

3.7. The Pledgor agrees that it may dispose of and/or encumber, during the effective term of the right of pledge, any of the Pledged Assets constituting the property fixed in pledge, of individual book value in excess of HUF 30,000,000 that is thirty million forints, only with prior written consent of the Pledgee and only in a transaction laid out in writing.

Should the Pledgee dispose of or encumber and/or receive income from Pledged Assets the right of pledge specified herein shall extend to the proceeds from disposal and to any other income as well.

3.8. The Pledgor commits itself to submit a statement, with respect to each calendar quarter, containing the current portfolio of its assets constituting its property pledged by this contract (including particularly its assets and inventories, receivables/claims and rights), to the Pledgee, not later than the 30th (thirtieth) day of the month following the quarter covered by the statement. Such statements shall also include rights of and commitments/liabilities to third persons involving the various pieces of the pledged assets.

4. The rights of the Pledgee

If in the opinion of the Pledgee it is required for the enforcement of its claims the pledge may have a value estimate worked out of the Pledged Assets at the expense of the Pledgor, by a judicial expert of its choice, at any time before the full settlement of its claims originating from the Credit Contract.

5. Right of satisfaction, individualisation

The Pledgee's right of satisfaction shall accrue when any of the Pledgee's claims (hereinafter:: Claim) originating from the legal relationships referred to in Section 1 hereof, matures and falls due. A Claim shall also mature in the following cases

a) the Pledgor breaches those of its obligations specified in Section 1 hereof, in the case of the breaching of which by the Client, the Bank is entitled to cancel the relevant contract with immediate effect, or if the Pledgor breaches any of its obligations specified in Section 3 hereof - with the exception of sub-section a 3.8 - or if it fails to fulfil its obligation as per sub-section
3.8 within 15, that is fifteen days of the Bank's instruction to do so, and/or

b) the value of the Pledged Assets falls - in the opinion of the Pledgee - to a degree jeopardising the full settlement of the claim of the Pledgee, and/or

c) the Pledged Assets fixed in pledge are involved (with the exception of a claim of the Pledgee) in enforcement procedure by the court or any other relevant authority.

By executing this contract the Contracting Parties agree that the value of the pledged property shall diminish to an extent jeopardising the settlement of the claim of the Pledgee particularly if the balance sheet total of the Pledgor drops below HUF 750,000,000.

Upon the accrual of the Pledgee's right of satisfaction the Pledgee may seek for satisfaction from the assets of the Pledgor in a way in which the integrity of the portfolio of assets is maintained. Upon the accrual of its right of settlement the Pledgee may, by serving a written declaration to the Pledgor, convert the pledge on property into right of pledge on particular pieces of assets specified in such declaration (Individualisation). The Pledgee may also individualise the right of pledge if the Pledgee considers the repayment of the credit and the payment of interests and charges thereon to be jeopardised for any reason.

The Pledgor shall promptly - but within a maximum of 3, that is three working days - if the property fixed as pledged property diminishes to a degree jeopardising the satisfaction of the claim of the Pledgee.

The Contracting Parties specifically agree that simultaneously with the execution of this contract they are establishing next ranking pledge on property involving the entire portfolio of assets of the Pledgor in an amount specified in Section 2 hereof (Residual Right of Pledge). The contract concluded between the Contracting Parties concerning the establishment of a Residual Right of Pledge shall enter into force if the Pledgee has Individualised its right of pledge on property with respect to a given piece of Pledged Asset.
Simultaneously with certifying the posting of the declaration of Individualisation to the Pledgor the Pledgee shall be entitled to submit a request for the entering of the Residual Right of Pledge in the pledge register kept by the Hungarian National Chamber of Notaries Public (hereinafter: MOKK, the Hungarian abbreviation of the name of the organisation).

The Contracting Parties agree that if the Pledgee Individualises the right of pledge on property, simultaneously with making the declaration of
Individualisation the Pledgee shall be entitled to make an individual declaration requesting the entering (at the expense of the Pledgor) of the right of pledge on the various specific pieces of assets, in the relevant registers, to which entries the Pledgor is granting its unconditional consent by signing this contract, committing itself to tolerate such entries.

The Pledgee shall be entitled to have the conversion of the right of pledge on property into right of pledge on specific pieces of assets, particularly in the pledge register kept by the Hungarian National Chamber of Notaries Public (hereinafter: MOKK, the Hungarian abbreviation of the name of the organisation), the land register, the register kept by the authority in charge of keeping register of aircraft and vessels, the relevant register of the Hungarian Patents Office and the registers of the authority in charge of registration of land vehicles.

The Contracting Parties agree that simultaneously with the conversion of the right of pledge on property into right of pledge on specific pieces of assets the provisions laid out herein shall apply as appropriate, to the rights and obligations of the Parties.

6. Exercising of the right of pledge

Settlement from the pledged asset shall take place through court enforcement procedure based on court decision.

By executing this contract the Contracting Parties agree however, that after the accrual of its right of settlement the Pledgee shall be entitled to sell the Pledged Assets by itself.

In respect of the mode of such sale the Contracting Parties agree as follows:

Prior to starting the process of selling assets the Pledgee shall, in a declaration addressed in a registered mail consignment to the address of the registered seat of the Pledgor specified in this contract, name three judicial experts to the Pledgor. Within 10, that is ten days of the date of posting by the Pledgee of the registered mail consignment, make a written declaration to the Pledgee stating the recommended judicial expert that is acceptable to the Pledgor. Should such declaration by the Pledgor fail to be received by the Pledgee within the above deadline the Pledgee shall select one of the recommended three judicial experts. Thereafter the Pledgee shall have, at the expense of the Pledgor, a value estimate prepared of the pledged assets (hereinafter: Value Estimate), by the judicial expert chosen as specified above, commissioned by the Pledgee. The Pledgor shall promptly provide the Value Assessor with all information and documents required for the preparation of the Value Estimate and the sale of the asset, and shall enable an onsite inspection of the Pledged Assets at the time specified by the Pledgee and/or the Value Assessor.

The Pledgor shall transfer the Pledged Asset into the Pledgee's possession within 10, that is ten days of the completion of the Value Estimate.

The Pledgee shall have two years to sell the Pledged Assets from the date of the accrual of the Pledgee's right of satisfaction. In regard to the lowest sale price of the Pledged Assets the Contracting Parties agree as follows:

a) The Pledgee shall start the sale of the assets at the market price established by the Value Assessor, as sale price.

b) If the assets concerned fail to be sold within three months at the market price established by the Value Assessor, upon the next attempt to sell the assets the Pledgee shall be entitled to reduce the price of the Pledged Assets by up to 30 % of the market price established in the Value Estimate.

c) If a public sale offer fails to result in selling the assets within 3, that is three months at the sale price specified in paragraph b) the Bank may sell the pledged assets at a minimum of 50%-that is fifty percent of the market price specified in the Value Estimate.

In relation to the sale of the Pledged Assets by the Bank, issues not regulated herein shall be governed by the provisions of Government Decree No. 12/2003. (I. 30.).

Within 15, that is fifteen days of the successful sale of the assets the Pledgee shall settle accounts for the sale price received from the sale of the assets, with the Pledgor.

Should the Pledgor fail to fulfil its obligations specified in this paragraph within the deadline and in the mode specified by the Pledgee, the Contracting Parties shall establish the lowest sale price that may be applied in selling the assets concerned, at 50 % that is fifty percent of the amount of the receivables of the Pledgee claimed from the Pledgor at the time of sale.

7. Modification of the Pledge Contract

The Contracting Parties expressly stipulate that all provisions of this contract and any and all modifications of and supplementation of the contract, along with legal representations and declarations concerning rights, facts or data entered in authentic registers or to changes in already registered rights, facts or data, or those that are required for the exercising of the rights and performance of the obligations of the Pledgee and the Pledgor by law and/or this contract as originating from the pledge relationship established by this contract, shall be valid only if laid out in a public document.

8. Discontinuation of the Pledge Contract

The right of pledge and consequently this contract shall lapse when the legal relationships existing between EuroWeb Internet Szolgaltato Reszvenytarsasag and the Pledgee - as referred to in Section 1 hereof - lapse and all claims of the Pledgee from the EuroWeb Internet Szolgaltato Reszvenytarsasag are settled or when the Pledgee and the Pledgor alike declare that they intend to terminate this Contract. The right of pledge established by this Contract and the liability of the Pledgor as a collateral of the receivable secured by pledge shall not lapse when the identity of the obligor of the receivable secured by pledge alters.

The Pledgee commits itself to promptly issue the Pledgee's declaration to the Pledgor upon the lapse of the right of pledge, as required for the deletion of the right of pledge from the pledge register (deletion permit), in case the right of pledge established by this contract lapses without satisfaction from the pledged assets.

9. Other provisions

9.1. The Contracting Parties declare that they are aware of the fact that in the case of any modification or discontinuation of the pledge relationship as specified in this contract, and upon any change in the data registered in the pledge register (collectively: change) they bear an obligation to submit a report (an application for the registration of the change) as specified in the No. 11/2001. IM. decree issued by the Ministry of Justice on the registration of pledge on movable assets and of pledge on property.

9.2. The Contracting Parties agree that the costs of the conclusion of the contract (including in particular, in relation to the conclusion of this contract, the Notary Public's fees charged and to be charged, and the costs of the recording of the right of pledge in the pledge register, as specified in Decree No. 14/1991. (XI. 26.) IM issued by the Ministry of Justice on the tariffs of notaries public), shall be borne by the Pledgor. The Pledgor is hereby expressly authorising the Pledgee, in case the fee of the Notary Public acting in relation to this contract is not settled within 15, that is fifteen days of the due date of the invoice made out by the Notary Public, to debit the Notary Public's fee that has fallen due and payable, to the account of the Pledgor kept with the Pledgee and to pay the Notary Public's fee to the Notary Public acting with respect to this contract.

9.3. Invalidity of any provision of this contract shall not entail invalidity of the whole of this contract: such invalidity shall apply only to the part of the contract concerned.

9.4. In relation to the pledge contract laid out in this document the Contracting Parties specify a money loan as the legal title of the debt of the Pledgor.

9.5. The Contracting Parties agree that in respect of the amount of the liabilities of the Pledgor owed to the Pledgee the documents kept by the Bank shall be observed.

9.6. A declaration shall be effective if arrived at the premises of the addressee.

The Contracting Parties agree that written declarations served by the Pledgee to the Pledgor which have been properly posted to the registered seat of the Pledgor as specified herein, addressed to the name of the Pledgor, and the written declarations addressed by the Pledgor to the Pledgee that have been properly posted to the registered seat of the Pledgee as specified herein, addressed to the name of the Pledgee, as mail consignments with acknowledgement of receipt or in any other booked (registered, insured registered with special service) and have been communicated to the addressee, shall also be regarded as having been delivered, even if the consignment could not actually be delivered, or if they have not been learned of by the addressee, from the 5th (fifth) working day following the day of the first attempt at postal delivery of such consignments.

The contracting parties declare and commit themselves, with a view to their above agreement concerning the communication and delivery of legal representations, to ensure that they will have persons authorised to receive postal consignments (representatives), at the addresses for receipt of deliveries as specified above, throughout the term of the right of pledge as specified herein, from the date of the conclusion of this contract.

In the case of failure to fulfil the above commitment neither contracting party shall refer to the lack of a person (representative) authorised to take delivery, in order to obtain benefits.

9.7. The Pledgee is expressly drawing attention of the Pledgor to the fact that in the case of breaching any of the obligations of the Pledgor under this contract the Pledgor shall be obliged to compensate the Pledgee for any damage caused by such breach.

9.8. Issues not regulated herein shall be governed by the relevant provisions of the Civil Code and the provisions of other relevant effective pieces of legislation.

9.9. The Contracting Parties understand and acknowledge the information provided by the Notary Public on the fact that direct enforcement by the court is also possible on the basis of the right of pledge specified herein, without legal action, if the claim falls due and payable for any reason whatsoever.

               D) CONTRACT OF LIMITED SECURITY PLEDGE ON PROPERTY

concluded between

name of company: NAVIGATOR INFORMATION Tanacsado Korlatolt Felelossegu Tarsasag

as pledgor (hereinafter: Pledgor),

and

name of company: Commerzbank (Budapest) Rt.

as  pledgee  (hereinafter  Pledgee),   collectively  the  parties  (hereinafter:
Parties) on this day, subject to the following conditions:

1. Receivable secured by pledge

It is established by the Parties that - particularly on the basis of the loan agreement constituting chapter A) hereof - there is a bank account, loan and credit relationship between EuroWeb Internet Szolgaltato Reszvenytarsasag and the Pledgee. Pursuant to the Code of Business of the Pledgee, its General Lending Conditions and the provisions laid out in the individual contracts the claims of the Pledgee existing on the basis of such legal relationships, may also be rendered matured by cancellation as well.

2. Establishment of a right of pledge

To secure the Bank's receivables originating from the long term legal relationships referred to in section 1 in the form of a money loan the Parties are establishing a first ranking contract of limited security pledge on property to the benefit of the Pledgee in an amount of HUF 1,440,000,000,- HUF (that is one billion four hundred and forty million forints) on the entire asset portfolio of the Pledgor existing at the time of the conclusion of this contract and during its term (hereinafter: Pledged Assets).

The right of pledge hereunder shall be created by entering the right of pledge in the pledge register kept by the Hungarian National Chamber of Notaries Public (hereinafter: pledge register).

The Pledgor represents and warrants that the Pledged Assets are free from litigation, encumbrance and claims and that the registration of any right of pledge is in progress, no litigation or any other official or court procedure affecting ownership right or possession right is underway and no third person has laid any claim concerning the Pledged Assets that could hinder the settlement of the pledge claims of the Pledgee specified in this contract.

The Contracting Parties are hereby asking the Notary Public drafting this contract to have the pledge on property concerning the assets of the Pledgor on the basis of this Pledge Contract, as a first ranking pledge, entered in the pledge register.

3. The obligations of the Pledgor

3.1. The Pledgor shall provide for the preventive maintenance of the Pledged assets fixed in pledge, and to maintain their state and condition during the effective term of the right of pledge, protecting them from extraordinary loss in value and damage.

3.2. The Pledgor shall, at its own expense, conclude a comprehensive property insurance contract on the Pledged assets fixed in pledge within 15 (that is fifteen) days of the conclusion of this contract (hereinafter: Property Insurance) designating in such contract the Pledgee as beneficiary of the sum insured, or shall modify within the same deadline its already existing Property Insurance to contain similar provisions and shall pay the insurance premium from the account of the Pledgor kept with the Bank.

The sum insured under the Property Insurance shall always equal the current market value of the Pledged Assets and this fact shall be proven by the Pledgor to the Pledgee in the case of doubt.

The Pledgor shall maintain the Property Insurance during the entire term of the right of pledge established by this Contract, at its own expense. The Pledgor shall prove to the Pledgee the conclusion and existing of the insurance contract
- or the appropriate modification of the existing insurance contract - by presenting the insurance policy during the above 15, that is fifteen day deadline and, upon request of the Pledgee, any time within a deadline of 5, that is five days, in a creditworthy way.

The sum insured, the compensation or any other value serving as substitute for the destruction or loss in value of the Pledged Assets shall replace the Pledged Assets or be used to supplement the pledge coverage. The Pledge and the Pledgor owner are equally entitled to demand the use of such value for the restoration of the Pledged Assets.

3.3. The Pledgor shall notify the Pledgee of any circumstance, physical or legal fact pertaining to the Pledged Assets that may have a negative impact on the market value or marketability of the Pledged assets fixed in pledge or the settlement of the claim of the Pledgee from the pledge for any other reason, promptly or within a maximum of 3, that is three banking days of learning thereof.

3.4. Should the deterioration of the pledge (decline of the value of the pledge security as a consequence of deterioration of state/condition or for any other reason) jeopardise the settlement of the claim of the Pledgee from the pledge, the Pledgor shall restore the pledge security to the original value within 15, that is fifteen banking days. In the case of deterioration of the Pledged Assets the issuance by the insurance company of an irrevocable promissory note to the Pledgee concerning the payment of the sum insured, or the transferring by the insurer of the sum insured, to the Pledgee, shall qualify as topping up to the original value.

Should the Pledgor - despite written instruction by the Pledgee - fail to restore the coverage to the original value within the deadline set by the Pledgee in its instruction, the Pledgee may, at its sole discretion, render the claim secured by the right of pledge matured, by a unilateral declaration.

3.5. The pledgor commits itself to refrain from giving up the ownership of, from merging or transforming any piece of asset constituting the assets fixed by this contract during the existence of the right of pledge without prior written consent of the Pledgee, in a way as would terminate the separate identity of the Pledged Asset, or would turn it into a component of another thing, or as a result of which it would vanish or be converted into something else. This provision does not apply to the set of assets specified in sub-section 3.7 hereof.

3.6. The Pledgor commits itself to tolerate, during the effective term of the right of pledge, that the Pledgee checks the existence and proper use of the Pledged Assets constituting the property fixed in pledge, along with the performance of the obligations borne by the Pledgor under this contract and according to the relevant pieces of legislation in its capacity as Pledgor - even onsite and even without notification of the Pledgor in advance, with particular regard to the provisions laid out in section 4 of this contract.

3.7. The Pledgor agrees that it may dispose of and/or encumber, during the effective term of the right of pledge, any of the Pledged Assets constituting the property fixed in pledge, of individual book value in excess of HUF 30,000,000 that is thirty million forints, only with prior written consent of the Pledgee and only in a transaction laid out in writing.

Should the Pledgee dispose of or encumber and/or receive income from Pledged Assets the right of pledge specified herein shall extend to the proceeds from disposal and to any other income as well.

3.8. The Pledgor commits itself to submit a statement, with respect to each calendar quarter, containing the current portfolio of its assets constituting its property pledged by this contract (including particularly its assets and inventories, receivables/claims and rights), to the Pledgee, not later than the 30th (thirtieth) day of the month following the quarter covered by the statement. Such statements shall also include rights of and commitments/liabilities to third persons involving the various pieces of the pledged assets.

4. The rights of the Pledgee

If in the opinion of the Pledgee it is required for the enforcement of its claims the pledge may have a value estimate worked out of the Pledged Assets at the expense of the Pledgor, by a judicial expert of its choice, at any time before the full settlement of its claims originating from the Credit Contract.

5. Right of satisfaction, individualisation

The Pledgee's right of satisfaction shall accrue when any of the Pledgee's claims (hereinafter:: Claim) originating from the legal relationships referred to in Section 1 hereof, matures and falls due. A Claim shall also mature in the following cases

a) the Pledgor breaches those of its obligations specified in Section 1 hereof, in the case of the breaching of which by the Client, the Bank is entitled to cancel the relevant contract with immediate effect, or if the Pledgor breaches any of its obligations specified in Section 3 hereof - with the exception of sub-section a 3.8 - or if it fails to fulfil its obligation as per sub-section
3.8 within 15, that is fifteen days of the Bank's instruction to do so, and/or

b) the value of the Pledged Assets falls - in the opinion of the Pledgee - to a degree jeopardising the full settlement of the claim of the Pledgee, and/or

c) the Pledged Assets fixed in pledge are involved (with the exception of a claim of the Pledgee) in enforcement procedure by the court or any other relevant authority.

By executing this contract the Contracting Parties agree that the value of the pledged property shall diminish to an extent jeopardising the settlement of the claim of the Pledgee particularly if the balance sheet total of the Pledgor drops below HUF 100,000,000 that is one hundred million forints.

Upon the accrual of the Pledgee's right of satisfaction the Pledgee may seek for satisfaction from the assets of the Pledgor in a way in which the integrity of the portfolio of assets is maintained. Upon the accrual of its right of settlement the Pledgee may, by serving a written declaration to the Pledgor, convert the pledge on property into right of pledge on particular pieces of assets specified in such declaration (Individualisation). The Pledgee may also individualise the right of pledge if the Pledgee considers the repayment of the credit and the payment of interests and charges thereon to be jeopardised for any reason.

The Pledgor shall promptly - but within a maximum of 3, that is three working days - if the property fixed as pledged property diminishes to a degree jeopardising the satisfaction of the claim of the Pledgee.

The Contracting Parties specifically agree that simultaneously with the execution of this contract they are establishing next ranking pledge on property involving the entire portfolio of assets of the Pledgor in an amount specified in Section 2 hereof (Residual Right of Pledge). The contract concluded between the Contracting Parties concerning the establishment of a Residual Right of Pledge shall enter into force if the Pledgee has Individualised its right of pledge on property with respect to a given piece of Pledged Asset.
Simultaneously with certifying the posting of the declaration of Individualisation to the Pledgor the Pledgee shall be entitled to submit a request for the entering of the Residual Right of Pledge in the pledge register kept by the Hungarian National Chamber of Notaries Public (hereinafter: MOKK, the Hungarian abbreviation of the name of the organisation).

The Contracting Parties agree that if the Pledgee Individualises the right of pledge on property, simultaneously with making the declaration of
Individualisation the Pledgee shall be entitled to make an individual declaration requesting the entering (at the expense of the Pledgor) of the right of pledge on the various specific pieces of assets, in the relevant registers, to which entries the Pledgor is granting its unconditional consent by signing this contract, committing itself to tolerate such entries.

The Pledgee shall be entitled to have the conversion of the right of pledge on property into right of pledge on specific pieces of assets, particularly in the pledge register kept by the Hungarian National Chamber of Notaries Public (hereinafter: MOKK, the Hungarian abbreviation of the name of the organisation), the land register, the register kept by the authority in charge of keeping register of aircraft and vessels, the relevant register of the Hungarian Patents Office and the registers of the authority in charge of registration of land vehicles.

The Contracting Parties agree that simultaneously with the conversion of the right of pledge on property into right of pledge on specific pieces of assets the provisions laid out herein shall apply as appropriate, to the rights and obligations of the Parties.

6. Exercising of the right of pledge

Settlement from the pledged asset shall take place through court enforcement procedure based on court decision.

By executing this contract the Contracting Parties agree however, that after the accrual of its right of settlement the Pledgee shall be entitled to sell the Pledged Assets by itself.

In respect of the mode of such sale the Contracting Parties agree as follows:

Prior to starting the process of selling assets the Pledgee shall, in a declaration addressed in a registered mail consignment to the address of the registered seat of the Pledgor specified in this contract, name three judicial experts to the Pledgor. Within 10, that is ten days of the date of posting by the Pledgee of the registered mail consignment, make a written declaration to the Pledgee stating the recommended judicial expert that is acceptable to the Pledgor. Should such declaration by the Pledgor fail to be received by the Pledgee within the above deadline the Pledgee shall select one of the recommended three judicial experts. Thereafter the Pledgee shall have, at the expense of the Pledgor, a value estimate prepared of the pledged assets (hereinafter: Value Estimate), by the judicial expert chosen as specified above, commissioned by the Pledgee. The Pledgor shall promptly provide the Value Assessor with all information and documents required for the preparation of the Value Estimate and the sale of the asset, and shall enable an onsite inspection of the Pledged Assets at the time specified by the Pledgee and/or the Value Assessor.

The Pledgor shall transfer the Pledged Asset into the Pledgee's possession within 10, that is ten days of the completion of the Value Estimate.

The Pledgee shall have two years to sell the Pledged Assets from the date of the accrual of the Pledgee's right of satisfaction. In regard to the lowest sale price of the Pledged Assets the Contracting Parties agree as follows:

a) The Pledgee shall start the sale of the assets at the market price established by the Value Assessor, as sale price.

b) If the assets concerned fail to be sold within three months at the market price established by the Value Assessor, upon the next attempt to sell the assets the Pledgee shall be entitled to reduce the price of the Pledged Assets by up to 30 % of the market price established in the Value Estimate.

c) If a public sale offer fails to result in selling the assets within 3, that is three months at the sale price specified in paragraph b) the Bank may sell the pledged assets at a minimum of 50%-that is fifty percent of the market price specified in the Value Estimate.

In relation to the sale of the Pledged Assets by the Bank, issues not regulated herein shall be governed by the provisions of Government Decree No. 12/2003. (I. 30.).

Within 15, that is fifteen days of the successful sale of the assets the Pledgee shall settle accounts for the sale price received from the sale of the assets, with the Pledgor.

Should the Pledgor fail to fulfil its obligations specified in this paragraph within the deadline and in the mode specified by the Pledgee, the Contracting Parties shall establish the lowest sale price that may be applied in selling the assets concerned, at 50 % that is fifty percent of the amount of the receivables of the Pledgee claimed from the Pledgor at the time of sale.

7. Modification of the Pledge Contract

The Contracting Parties expressly stipulate that all provisions of this contract and any and all modifications of and supplementation of the contract, along with legal representations and declarations concerning rights, facts or data entered in authentic registers or to changes in already registered rights, facts or data, or those that are required for the exercising of the rights and performance of the obligations of the Pledgee and the Pledgor by law and/or this contract as originating from the pledge relationship established by this contract, shall be valid only if laid out in a public document.

8. Discontinuation of the Pledge Contract

The right of pledge and consequently this contract shall lapse when the legal relationships existing between the EuroWeb Internet Szolgaltato Reszvenytarsasag and the Pledgee and the Pledgor - as referred to in Section 1 hereof - lapse and all claims of the Pledgee from EuroWeb Internet Szolgaltato Reszvenytarsasag are settled or when the Pledgee and the Pledgor alike declare that they intend to terminate this Contract. The right of pledge established by this Contract and the liability of the Pledgor as a collateral of the receivable secured by pledge shall not lapse when the identity of the obligor of the receivable secured by pledge alters.

The Pledgee commits itself to promptly issue the Pledgee's declaration to the Pledgor upon the lapse of the right of pledge, as required for the deletion of the right of pledge from the pledge register (deletion permit), in case the right of pledge established by this contract lapses without satisfaction from the pledged assets.

9. Other provisions

9.1. The Contracting Parties declare that they are aware of the fact that in the case of any modification or discontinuation of the pledge relationship as specified in this contract, and upon any change in the data registered in the pledge register (collectively: change) they bear an obligation to submit a report (an application for the registration of the change) as specified in the No. 11/2001. IM. decree issued by the Ministry of Justice on the registration of pledge on movable assets and of pledge on property.

9.2. The Contracting Parties agree that the costs of the conclusion of the contract (including in particular, in relation to the conclusion of this contract, the Notary Public's fees charged and to be charged, and the costs of the recording of the right of pledge in the pledge register, as specified in Decree No. 14/1991. (XI. 26.) IM issued by the Ministry of Justice on the tariffs of notaries public), shall be borne by the Pledgor. The Pledgor is hereby expressly authorising the Pledgee, in case the fee of the Notary Public acting in relation to this contract is not settled within 15, that is fifteen days of the due date of the invoice made out by the Notary Public, to debit the Notary Public's fee that has fallen due and payable, to the account of the Pledgor kept with the Pledgee and to pay the Notary Public's fee to the Notary Public acting with respect to this contract.

9.3. Invalidity of any provision of this contract shall not entail invalidity of the whole of this contract: such invalidity shall apply only to the part of the contract concerned.

9.4. In relation to the pledge contract laid out in this document the Contracting Parties specify a money loan as the legal title of the debt of the Pledgor.

9.5. The Contracting Parties agree that in respect of the amount of the liabilities of the Pledgor owed to the Pledgee the documents kept by the Bank shall be observed.

9.6. A declaration shall be effective if arrived at the premises of the addressee.

The Contracting Parties agree that written declarations served by the Pledgee to the Pledgor which have been properly posted to the registered seat of the Pledgor as specified herein, addressed to the name of the Pledgor, and the written declarations addressed by the Pledgor to the Pledgee that have been properly posted to the registered seat of the Pledgee as specified herein, addressed to the name of the Pledgee, as mail consignments with acknowledgement of receipt or in any other booked (registered, insured registered with special service) and have been communicated to the addressee, shall also be regarded as having been delivered, even if the consignment could not actually be delivered, or if they have not been learned of by the addressee, from the 5th (fifth) working day following the day of the first attempt at postal delivery of such consignments.

The contracting parties declare and commit themselves, with a view to their above agreement concerning the communication and delivery of legal representations, to ensure that they will have persons authorised to receive postal consignments (representatives), at the addresses for receipt of deliveries as specified above, throughout the term of the right of pledge as specified herein, from the date of the conclusion of this contract.

In the case of failure to fulfil the above commitment neither contracting party shall refer to the lack of a person (representative) authorised to take delivery, in order to obtain benefits.

9.7. The Pledgee is expressly drawing attention of the Pledgor to the fact that in the case of breaching any of the obligations of the Pledgor under this contract the Pledgor shall be obliged to compensate the Pledgee for any damage caused by such breach.

9.8. Issues not regulated herein shall be governed by the relevant provisions of the Civil Code and the provisions of other relevant effective pieces of legislation.

9.9. The Contracting Parties understand and acknowledge the information provided by the Notary Public on the fact that direct enforcement by the court is also possible on the basis of the right of pledge specified herein, without legal action, if the claim falls due and payable for any reason whatsoever.

               E) CONTRACT OF LIMITED SECURITY PLEDGE ON PROPERTY

concluded between

name of company: NAVIGATOR ENGINEERING Mernoki Szolgaltato Korlatolt Felelossegu Tarsasag

as pledgor (hereinafter: Pledgor),

and

name of company: Commerzbank (Budapest) Rt.

as  pledgee  (hereinafter  Pledgee),   collectively  the  parties  (hereinafter:
Parties) on this day, subject to the following conditions:

1. Receivable secured by pledge

It is established by the Parties that - particularly on the basis of the loan agreement constituting chapter A) hereof - there is a bank account, loan and credit relationship between EuroWeb Internet Szolgaltato Reszvenytarsasag and the Pledgee. Pursuant to the Code of Business of the Pledgee, its General Lending Conditions and the provisions laid out in the individual contracts the claims of the Pledgee existing on the basis of such legal relationships, may also be rendered matured by cancellation as well.

2. Establishment of a right of pledge

To secure the Bank's receivables originating from the long term legal relationships referred to in section 1 in the form of a money loan the Parties are establishing a first ranking contract of limited security pledge on property to the benefit of the Pledgee in an amount of HUF 1,440,000,000,- HUF (that is one billion four hundred and forty million forints) on the entire asset portfolio of the Pledgor existing at the time of the conclusion of this contract and during its term (hereinafter: Pledged Assets).

The right of pledge hereunder shall be created by entering the right of pledge in the pledge register kept by the Hungarian National Chamber of Notaries Public (hereinafter: pledge register).

The Pledgor represents and warrants that the Pledged Assets are free from litigation, encumbrance and claims and that the registration of any right of pledge is in progress, no litigation or any other official or court procedure affecting ownership right or possession right is underway and no third person has laid any claim concerning the Pledged Assets that could hinder the settlement of the pledge claims of the Pledgee specified in this contract.

The Contracting Parties are hereby asking the Notary Public drafting this contract to have the pledge on property concerning the assets of the Pledgor on the basis of this Pledge Contract, as a first ranking pledge, entered in the pledge register.

3. The obligations of the Pledgor

3.1. The Pledgor shall provide for the preventive maintenance of the Pledged assets fixed in pledge, and to maintain their state and condition during the effective term of the right of pledge, protecting them from extraordinary loss in value and damage.

3.2. The Pledgor shall, at its own expense, conclude a comprehensive property insurance contract on the Pledged assets fixed in pledge within 15 (that is fifteen) days of the conclusion of this contract (hereinafter: Property Insurance) designating in such contract the Pledgee as beneficiary of the sum insured, or shall modify within the same deadline its already existing Property Insurance to contain similar provisions and shall pay the insurance premium from the account of the Pledgor kept with the Bank.

The sum insured under the Property Insurance shall always equal the current market value of the Pledged Assets and this fact shall be proven by the Pledgor to the Pledgee in the case of doubt.

The Pledgor shall maintain the Property Insurance during the entire term of the right of pledge established by this Contract, at its own expense. The Pledgor shall prove to the Pledgee the conclusion and existing of the insurance contract
- or the appropriate modification of the existing insurance contract - by presenting the insurance policy during the above 15, that is fifteen day deadline and, upon request of the Pledgee, any time within a deadline of 5, that is five days, in a creditworthy way.

The sum insured, the compensation or any other value serving as substitute for the destruction or loss in value of the Pledged Assets shall replace the Pledged Assets or be used to supplement the pledge coverage. The Pledge and the Pledgor owner are equally entitled to demand the use of such value for the restoration of the Pledged Assets.

3.3. The Pledgor shall notify the Pledgee of any circumstance, physical or legal fact pertaining to the Pledged Assets that may have a negative impact on the market value or marketability of the Pledged assets fixed in pledge or the settlement of the claim of the Pledgee from the pledge for any other reason, promptly or within a maximum of 3, that is three banking days of learning thereof.

3.4. Should the deterioration of the pledge (decline of the value of the pledge security as a consequence of deterioration of state/condition or for any other reason) jeopardise the settlement of the claim of the Pledgee from the pledge, the Pledgor shall restore the pledge security to the original value within 15, that is fifteen banking days. In the case of deterioration of the Pledged Assets the issuance by the insurance company of an irrevocable promissory note to the Pledgee concerning the payment of the sum insured, or the transferring by the insurer of the sum insured, to the Pledgee, shall qualify as topping up to the original value.

Should the Pledgor - despite written instruction by the Pledgee - fail to restore the coverage to the original value within the deadline set by the Pledgee in its instruction, the Pledgee may, at its sole discretion, render the claim secured by the right of pledge matured, by a unilateral declaration.

3.5. The pledgor commits itself to refrain from giving up the ownership of, from merging or transforming any piece of asset constituting the assets fixed by this contract during the existence of the right of pledge without prior written consent of the Pledgee, in a way as would terminate the separate identity of the Pledged Asset, or would turn it into a component of another thing, or as a result of which it would vanish or be converted into something else. This provision does not apply to the set of assets specified in sub-section 3.7 hereof.

3.6. The Pledgor commits itself to tolerate, during the effective term of the right of pledge, that the Pledgee checks the existence and proper use of the Pledged Assets constituting the property fixed in pledge, along with the performance of the obligations borne by the Pledgor under this contract and according to the relevant pieces of legislation in its capacity as Pledgor - even onsite and even without notification of the Pledgor in advance, with particular regard to the provisions laid out in section 4 of this contract.

3.7. The Pledgor agrees that it may dispose of and/or encumber, during the effective term of the right of pledge, any of the Pledged Assets constituting the property fixed in pledge, of individual book value in excess of HUF 30,000,000 that is thirty million forints, only with prior written consent of the Pledgee and only in a transaction laid out in writing.

Should the Pledgee dispose of or encumber and/or receive income from Pledged Assets the right of pledge specified herein shall extend to the proceeds from disposal and to any other income as well.

3.8. The Pledgor commits itself to submit a statement, with respect to each calendar quarter, containing the current portfolio of its assets constituting its property pledged by this contract (including particularly its assets and inventories, receivables/claims and rights), to the Pledgee, not later than the 30th (thirtieth) day of the month following the quarter covered by the statement. Such statements shall also include rights of and commitments/liabilities to third persons involving the various pieces of the pledged assets.

4. The rights of the Pledgee

If in the opinion of the Pledgee it is required for the enforcement of its claims the pledge may have a value estimate worked out of the Pledged Assets at the expense of the Pledgor, by a judicial expert of its choice, at any time before the full settlement of its claims originating from the Credit Contract.

5. Right of satisfaction, individualisation

The Pledgee's right of satisfaction shall accrue when any of the Pledgee's claims (hereinafter:: Claim) originating from the legal relationships referred to in Section 1 hereof, matures and falls due. A Claim shall also mature in the following cases

a) the Pledgor breaches those of its obligations specified in Section 1 hereof, in the case of the breaching of which by the Client, the Bank is entitled to cancel the relevant contract with immediate effect, or if the Pledgor breaches any of its obligations specified in Section 3 hereof - with the exception of sub-section a 3.8 - or if it fails to fulfil its obligation as per sub-section
3.8 within 15, that is fifteen days of the Bank's instruction to do so, and/or

b) the value of the Pledged Assets falls - in the opinion of the Pledgee - to a degree jeopardising the full settlement of the claim of the Pledgee, and/or

c) the Pledged Assets fixed in pledge are involved (with the exception of a claim of the Pledgee) in enforcement procedure by the court or any other relevant authority.

By executing this contract the Contracting Parties agree that the value of the pledged property shall diminish to an extent jeopardising the settlement of the claim of the Pledgee particularly if the balance sheet total of the Pledgor drops below HUF 450,000,000 that is four hundred and fifty million forints.

Upon the accrual of the Pledgee's right of satisfaction the Pledgee may seek for satisfaction from the assets of the Pledgor in a way in which the integrity of the portfolio of assets is maintained. Upon the accrual of its right of settlement the Pledgee may, by serving a written declaration to the Pledgor, convert the pledge on property into right of pledge on particular pieces of assets specified in such declaration (Individualisation). The Pledgee may also individualise the right of pledge if the Pledgee considers the repayment of the credit and the payment of interests and charges thereon to be jeopardised for any reason.

The Pledgor shall promptly - but within a maximum of 3, that is three working days - if the property fixed as pledged property diminishes to a degree jeopardising the satisfaction of the claim of the Pledgee.

The Contracting Parties specifically agree that simultaneously with the execution of this contract they are establishing next ranking pledge on property involving the entire portfolio of assets of the Pledgor in an amount specified in Section 2 hereof (Residual Right of Pledge). The contract concluded between the Contracting Parties concerning the establishment of a Residual Right of Pledge shall enter into force if the Pledgee has Individualised its right of pledge on property with respect to a given piece of Pledged Asset.
Simultaneously with certifying the posting of the declaration of Individualisation to the Pledgor the Pledgee shall be entitled to submit a request for the entering of the Residual Right of Pledge in the pledge register kept by the Hungarian National Chamber of Notaries Public (hereinafter: MOKK, the Hungarian abbreviation of the name of the organisation).

The Contracting Parties agree that if the Pledgee Individualises the right of pledge on property, simultaneously with making the declaration of
Individualisation the Pledgee shall be entitled to make an individual declaration requesting the entering (at the expense of the Pledgor) of the right of pledge on the various specific pieces of assets, in the relevant registers, to which entries the Pledgor is granting its unconditional consent by signing this contract, committing itself to tolerate such entries.

The Pledgee shall be entitled to have the conversion of the right of pledge on property into right of pledge on specific pieces of assets, particularly in the pledge register kept by the Hungarian National Chamber of Notaries Public (hereinafter: MOKK, the Hungarian abbreviation of the name of the organisation), the land register, the register kept by the authority in charge of keeping register of aircraft and vessels, the relevant register of the Hungarian Patents Office and the registers of the authority in charge of registration of land vehicles.

The Contracting Parties agree that simultaneously with the conversion of the right of pledge on property into right of pledge on specific pieces of assets the provisions laid out herein shall apply as appropriate, to the rights and obligations of the Parties.

6. Exercising of the right of pledge

Settlement from the pledged asset shall take place through court enforcement procedure based on court decision.

By executing this contract the Contracting Parties agree however, that after the accrual of its right of settlement the Pledgee shall be entitled to sell the Pledged Assets by itself.

In respect of the mode of such sale the Contracting Parties agree as follows:

Prior to starting the process of selling assets the Pledgee shall, in a declaration addressed in a registered mail consignment to the address of the registered seat of the Pledgor specified in this contract, name three judicial experts to the Pledgor. Within 10, that is ten days of the date of posting by the Pledgee of the registered mail consignment, make a written declaration to the Pledgee stating the recommended judicial expert that is acceptable to the Pledgor. Should such declaration by the Pledgor fail to be received by the Pledgee within the above deadline the Pledgee shall select one of the recommended three judicial experts. Thereafter the Pledgee shall have, at the expense of the Pledgor, a value estimate prepared of the pledged assets (hereinafter: Value Estimate), by the judicial expert chosen as specified above, commissioned by the Pledgee. The Pledgor shall promptly provide the Value Assessor with all information and documents required for the preparation of the Value Estimate and the sale of the asset, and shall enable an onsite inspection of the Pledged Assets at the time specified by the Pledgee and/or the Value Assessor.

The Pledgor shall transfer the Pledged Asset into the Pledgee's possession within 10, that is ten days of the completion of the Value Estimate.

The Pledgee shall have two years to sell the Pledged Assets from the date of the accrual of the Pledgee's right of satisfaction. In regard to the lowest sale price of the Pledged Assets the Contracting Parties agree as follows:

a) The Pledgee shall start the sale of the assets at the market price established by the Value Assessor, as sale price.

b) If the assets concerned fail to be sold within three months at the market price established by the Value Assessor, upon the next attempt to sell the assets the Pledgee shall be entitled to reduce the price of the Pledged Assets by up to 30 % of the market price established in the Value Estimate.

c) If a public sale offer fails to result in selling the assets within 3, that is three months at the sale price specified in paragraph b) the Bank may sell the pledged assets at a minimum of 50%-that is fifty percent of the market price specified in the Value Estimate.

In relation to the sale of the Pledged Assets by the Bank, issues not regulated herein shall be governed by the provisions of Government Decree No. 12/2003. (I. 30.).

Within 15, that is fifteen days of the successful sale of the assets the Pledgee shall settle accounts for the sale price received from the sale of the assets, with the Pledgor.

Should the Pledgor fail to fulfil its obligations specified in this paragraph within the deadline and in the mode specified by the Pledgee, the Contracting Parties shall establish the lowest sale price that may be applied in selling the assets concerned, at 50 % that is fifty percent of the amount of the receivables of the Pledgee claimed from the Pledgor at the time of sale.

7. Modification of the Pledge Contract

The Contracting Parties expressly stipulate that all provisions of this contract and any and all modifications of and supplementation of the contract, along with legal representations and declarations concerning rights, facts or data entered in authentic registers or to changes in already registered rights, facts or data, or those that are required for the exercising of the rights and performance of the obligations of the Pledgee and the Pledgor by law and/or this contract as originating from the pledge relationship established by this contract, shall be valid only if laid out in a public document.

8. Discontinuation of the Pledge Contract

The right of pledge and consequently this contract shall lapse when the legal relationships existing between EuroWeb Internet Szolgaltato Reszvenytarsasag and the Pledgee - as referred to in Section 1 hereof - lapse and all claims of the Pledgee from EuroWeb Internet Szolgaltato Reszvenytarsasag are settled or when the Pledgee and the Pledgor alike declare that they intend to terminate this Contract. The right of pledge established by this Contract and the liability of the Pledgor as a collateral of the receivable secured by pledge shall not lapse when the identity of the obligor of the receivable secured by pledge alters.

The Pledgee commits itself to promptly issue the Pledgee's declaration to the Pledgor upon the lapse of the right of pledge, as required for the deletion of the right of pledge from the pledge register (deletion permit), in case the right of pledge established by this contract lapses without satisfaction from the pledged assets.

9. Other provisions

9.1. The Contracting Parties declare that they are aware of the fact that in the case of any modification or discontinuation of the pledge relationship as specified in this contract, and upon any change in the data registered in the pledge register (collectively: change) they bear an obligation to submit a report (an application for the registration of the change) as specified in the No. 11/2001. IM. decree issued by the Ministry of Justice on the registration of pledge on movable assets and of pledge on property.

9.2. The Contracting Parties agree that the costs of the conclusion of the contract (including in particular, in relation to the conclusion of this contract, the Notary Public's fees charged and to be charged, and the costs of the recording of the right of pledge in the pledge register, as specified in Decree No. 14/1991. (XI. 26.) IM issued by the Ministry of Justice on the tariffs of notaries public), shall be borne by the Pledgor. The Pledgor is hereby expressly authorising the Pledgee, in case the fee of the Notary Public acting in relation to this contract is not settled within 15, that is fifteen days of the due date of the invoice made out by the Notary Public, to debit the Notary Public's fee that has fallen due and payable, to the account of the Pledgor kept with the Pledgee and to pay the Notary Public's fee to the Notary Public acting with respect to this contract.

9.3. Invalidity of any provision of this contract shall not entail invalidity of the whole of this contract: such invalidity shall apply only to the part of the contract concerned.

9.4. In relation to the pledge contract laid out in this document the Contracting Parties specify a money loan as the legal title of the debt of the Pledgor.

9.5. The Contracting Parties agree that in respect of the amount of the liabilities of the Pledgor owed to the Pledgee the documents kept by the Bank shall be observed.

9.6. A declaration shall be effective if arrived at the premises of the addressee.

The Contracting Parties agree that written declarations served by the Pledgee to the Pledgor which have been properly posted to the registered seat of the Pledgor as specified herein, addressed to the name of the Pledgor, and the written declarations addressed by the Pledgor to the Pledgee that have been properly posted to the registered seat of the Pledgee as specified herein, addressed to the name of the Pledgee, as mail consignments with acknowledgement of receipt or in any other booked (registered, insured registered with special service) and have been communicated to the addressee, shall also be regarded as having been delivered, even if the consignment could not actually be delivered, or if they have not been learned of by the addressee, from the 5th (fifth) working day following the day of the first attempt at postal delivery of such consignments.

The contracting parties declare and commit themselves, with a view to their above agreement concerning the communication and delivery of legal representations, to ensure that they will have persons authorised to receive postal consignments (representatives), at the addresses for receipt of deliveries as specified above, throughout the term of the right of pledge as specified herein, from the date of the conclusion of this contract.

In the case of failure to fulfil the above commitment neither contracting party shall refer to the lack of a person (representative) authorised to take delivery, in order to obtain benefits.

9.7. The Pledgee is expressly drawing attention of the Pledgor to the fact that in the case of breaching any of the obligations of the Pledgor under this contract the Pledgor shall be obliged to compensate the Pledgee for any damage caused by such breach.

9.8. Issues not regulated herein shall be governed by the relevant provisions of the Civil Code and the provisions of other relevant effective pieces of legislation.

9.9. The Contracting Parties understand and acknowledge the information provided by the Notary Public on the fact that direct enforcement by the court is also possible on the basis of the right of pledge specified herein, without legal action, if the claim falls due and payable for any reason whatsoever.

                     F) CONTRACT OF LIMITED SECURITY PLEDGE

executed on the day written below

Commerzbank Reszvenytarsasag

as pledgee - hereinafter: Pledgee,

and

NAVIGATOR INFORMATIKA Uzleti Szolgaltato es Kereskedelmi Reszvenytarsasag

as pledgor (hereinafter: Pledgor) and

NAVIGATOR INFO Tanacsado Korlatolt Felelossegu Tarsasag as obligor (hereinafter:
Obligor or Company).

                                       I.

It is established by the Parties that - particularly on the basis of the loan agreement constituting chapter A) hereof - there is a bank account, loan and credit relationship between EuroWeb Internet Szolgaltato Reszvenytarsasag and the Pledgee. Pursuant to the Code of Business of the Pledgee, its General Lending Conditions and the provisions laid out in the individual contracts the claims of the Pledgee existing on the basis of such legal relationships, may also be rendered matured by cancellation as well.

                                       II.

In order to secure the claims of the Pledgee as specified in Section I hereof the Pledgor and the Pledgee are establishing the first ranking right of pledge on the participation of the Pledgor in NAVIGATOR INFO Tanacsado Korlatolt Felelossegu Tarsasag (hereinafter: Pledged Asset) to the benefit of the Pledgee, in an amount of HUF 1,440,000,000, that is one billion four hundred and forty million forints.

The management of the Company commits itself to submit the list of members (shareholders) of the Company showing the pledging of the participation of the Company on the basis of this contract, within 21, that is twenty one days of the signature hereof, to the competent Court of Registration, and to present the copy of the submission, received by the Court of Registration, to the Bank.

The Pledgor represents that it is the sole owner of the Pledged Asset and has concluded no contract with any third party whatsoever, concerning the sale or pledging of the Pledged Asset and that no pledge has been established and the registration of no pledge is in progress with respect to the Pledged Asset and no litigation or other procedure by any competent authority or court is in progress with respect to the Pledged Asset.

The Pledgor represents that no third party has any claim with respect to the Pledged Asset that could hinder the settlement of the claims of the Pledgee secured by the pledge, as stipulated in this contract.

                                      III.

In respect to the Pledged Asset fixed as pledge by this contract, the Pledgor shall notify the Pledgee of any circumstance, physical or legal fact pertaining to the Pledged Assets that may have a negative impact on the market value or marketability of the Pledged assets fixed in pledge or the settlement of the claim of the Pledgee from the pledge for any other reason, promptly or within a maximum of 3, that is three banking days of learning thereof.

                                       IV.

The Contracting Parties agree that if the Pledged Asset fixed as pledge is involved in an enforcement process by the court or other competent authority - with the exception of enforcing a claim of the Pledgee - or if an enforcement procedure is ordered by a final order of the court on other assets of the Pledgor, the Bank's right of satisfaction shall accrue. If the Pledgor offers the Pledgee adequate new collateral the Pledgee shall be ready to renegotiate the loan contracts with the Pledgor.

                                       V.

The Contracting Parties agree that after the accrual of its right of settlement the Pledgee shall be entitled to sell the Pledged Assets by itself. In respect of the mode of such sale the Contracting Parties agree as follows:

Prior to starting the process of selling assets the Pledgee shall, in a declaration addressed in a registered mail consignment to the address of the registered seat of the Pledgor specified in this contract, name three judicial experts to the Pledgor. Within 10, that is ten days of the date of posting by the Pledgee of the registered mail consignment, make a written declaration to the Pledgee stating the recommended judicial expert that is acceptable to the Pledgor. Should such declaration by the Pledgor fail to be received by the Pledgee within the above deadline the Pledgee shall select one of the recommended three judicial experts. Thereafter the Pledgee shall have, at the expense of the Pledgor, a value estimate prepared of the pledged assets (hereinafter: Value Estimate), by the judicial expert chosen as specified above, commissioned by the Pledgee. The Pledgor shall promptly provide the Value Assessor with all information and documents required for the preparation of the Value Estimate and the sale of the asset, and shall enable an onsite inspection of the Pledged Assets at the time specified by the Pledgee and/or the Value Assessor.

The Pledgee shall have two years to sell the Pledged Assets from the date of the accrual of the Pledgee's right of satisfaction. In regard to the lowest sale price of the Pledged Assets the Contracting Parties agree as follows:

a) The Pledgee shall start the sale of the assets at the market price established by the Value Assessor, as sale price.

b) If the assets concerned fail to be sold within three months at the market price established by the Value Assessor, upon the next attempt to sell the assets the Pledgee shall be entitled to reduce the price of the Pledged Assets by up to 30 % of the market price established in the Value Estimate.

c) If a public sale offer fails to result in selling the assets within 6, that is six months at the sale price specified in paragraph b) the Bank may sell the pledged assets at a minimum of 50%-that is fifty percent of the market price specified in the Value Estimate..

In relation to the sale of the Pledged Assets by the Bank, issues not regulated herein shall be governed by the provisions of Government Decree No. 12/2003. (I. 30.).

Within 15, that is fifteen days of the successful sale of the assets the Pledgee shall settle accounts for the sale price received from the sale of the assets, with the Pledgor.

Should the Pledgor fail to fulfil its obligations specified in this paragraph within the deadline and in the mode specified by the Pledgee, the Contracting Parties shall establish the lowest sale price that may be applied in selling the assets concerned, at 50 % that is fifty percent of the amount of the receivables of the Pledgee claimed from the Pledgor on the day of the accrual of the right of settlement of the Pledgee from the Pledgor.

                                       VI.

The Pledgor agrees that during the effective term of the right of pledge the Pledged Asset fixed as pledge may be transferred under any legal title only with prior written consent of the Pledgee and only through a contract concluded in writing and laid out in a public document or a private document of full probative force, on which the authenticity of the signatures of the contracting parties is attested by a Notary Public, and which document designates the Pledged Asset fixed as pledge in the same way as is designated in this contract and which contains a provision according to which the Pledged Asset bears a first ranking pledge as specified herein. Sale of the Pledged Asset in any other way shall qualify as grave violation of the contract in the case of which the Pledgee is entitled to cancel this contract with immediate effect.

The Pledgor commits itself to notify the Pledgee of the disposal of the Pledged Asset by simultaneously sending it an original or authenticated second copy of the document on such transaction and to apply for the recording of the change in ownership within 15 (fifteen) days, in the way specified by law, in the relevant registers.

The Contracting Parties agree that the Pledgor shall compensate the Pledgee for any damage caused by the Pledgor's violating the above obligations of the Pledgor, and if the Pledgor disposes of or encumbers and/or draws receipts from the Pledged Asset - in violation of this contract - this right of pledge shall extend to the purchase price from disposal and to any other revenue from the Pledged Asset.

                                      VII.

The Contracting Parties specifically stipulate that all provisions hereof and any modification of or supplementation to this contract shall be valid only in a written form and that the representations required for exercising the rights and for performing the obligations of the Pledgee and the Pledgor specified by law or based on this contact, originating from the pledge relationship established by this contract, shall only be valid in a written form.

A declaration shall be effective if arrived at the premises of the addressee.

The Contracting Parties agree that written declarations served by the Pledgee to the Pledgor which have been properly posted to the registered seat of the Pledgor as specified herein, addressed to the name of the Pledgor, and the written declarations addressed by the Pledgor to the Pledgee that have been properly posted to

Commerzbank Rt.
LCO
Budapest,
Szechenyi rakpart 8.
1054

as mail consignments with acknowledgement of receipt or in any other booked (registered, insured registered with special service) and have been communicated to the addressee, shall also be regarded as having been delivered, even if the consignment could not actually be delivered, or if they have not been learned of by the addressee, from the 5th (fifth) working day following the day of the first attempt at postal delivery of such consignments.

The contracting parties declare and commit themselves, with a view to their above agreement concerning the communication and delivery of legal representations, to ensure that they will have persons authorised to receive postal consignments (representatives), at the addresses for receipt of deliveries as specified above, throughout the term of the right of pledge as specified herein, from the date of the conclusion of this contract.

In the case of failure to fulfil the above commitment neither contracting party shall refer to the lack of a person (representative) authorised to take delivery, in order to obtain benefits.

                                      VIII.

The Contracting Parties agree that the right of pledge established by this Contract and the liability of the Pledgor as a collateral of the receivable secured by pledge shall not lapse when the identity of the obligor of the receivable secured by pledge alters.

                                       IX.

The Contracting Parties commit themselves to mutually cooperate in the performance of their obligations laid out herein and to mutually issue the representations - in the predefined form - to one another, as required for the performance of their obligations.

The Contracting Parties shall compensate one-another for any damage caused by violation of their obligations written above.

                                       X.

In their relationship with one another the Contracting Parties agree that the costs of the conclusion of the contract shall be borne by the Pledgor.

Issues not regulated herein shall be governed by the relevant provisions of the Civil Code and the provisions of other relevant effective legal regulations.

Invalidity of any provision of the contract shall not entail invalidity of the entire contract, it shall involve only the part concerned.

                     G) CONTRACT OF LIMITED SECURITY PLEDGE

executed on the day written below

Commerzbank Reszvenytarsasag

as pledgee - hereinafter: Pledgee,

and

NAVIGATOR INFO Tanacsado Korlatolt Felelossegu Tarsasag

as pledgor (hereinafter: Pledgor) and

NAVIGATOR ENGINEERING Mernoki Szolgaltato Korlatolt Felelossegu Tarsasag as obligor (hereinafter: Obligor or Company).

                                       I.

It is established by the Parties that - particularly on the basis of the loan agreement constituting chapter A) hereof - there is a bank account, loan and credit relationship between EuroWeb Internet Szolgaltato Reszvenytarsasag and the Pledgee. Pursuant to the Code of Business of the Pledgee, its General Lending Conditions and the provisions laid out in the individual contracts the claims of the Pledgee existing on the basis of such legal relationships, may also be rendered matured by cancellation as well.

                                       II.

In order to secure the claims of the Pledgee as specified in Section I hereof the Pledgor and the Pledgee are establishing the first ranking right of pledge on the participation of the Pledgor in NAVIGATOR ENGINEERING Mernoki Szolgaltato Korlatolt Felelossegu Tarsasag (hereinafter: Pledged Asset) to the benefit of the Pledgee, in an amount of HUF 1,440,000,000, that is one billion four hundred and forty million forints.

The management of the Company commits itself to submit the list of members (shareholders) of the Company showing the pledging of the participation of the Company on the basis of this contract, within 21, that is twenty one days of the signature hereof, to the competent Court of Registration, and to present the copy of the submission, received by the Court of Registration, to the Bank.

The Pledgor represents that it is the sole owner of the Pledged Asset and has concluded no contract with any third party whatsoever, concerning the sale or pledging of the Pledged Asset and that no pledge has been established and the registration of no pledge is in progress with respect to the Pledged Asset and no litigation or other procedure by any competent authority or court is in progress with respect to the Pledged Asset.

The Pledgor represents that no third party has any claim with respect to the Pledged Asset that could hinder the settlement of the claims of the Pledgee secured by the pledge, as stipulated in this contract.

                                      III.

In respect to the Pledged Asset fixed as pledge by this contract, the Pledgor shall notify the Pledgee of any circumstance, physical or legal fact pertaining to the Pledged Assets that may have a negative impact on the market value or marketability of the Pledged assets fixed in pledge or the settlement of the claim of the Pledgee from the pledge for any other reason, promptly or within a maximum of 3, that is three banking days of learning thereof.

                                       IV.

The Contracting Parties agree that if the Pledged Asset fixed as pledge is involved in an enforcement process by the court or other competent authority - with the exception of enforcing a claim of the Pledgee - or if an enforcement procedure is ordered by a final order of the court on other assets of the Pledgor, the Bank's right of satisfaction shall accrue. If the Pledgor offers the Pledgee adequate new collateral the Pledgee shall be ready to renegotiate the loan contracts with the Pledgor.

                                       V.

The Contracting Parties agree that after the accrual of its right of settlement the Pledgee shall be entitled to sell the Pledged Assets by itself. In respect of the mode of such sale the Contracting Parties agree as follows:

Prior to starting the process of selling assets the Pledgee shall, in a declaration addressed in a registered mail consignment to the address of the registered seat of the Pledgor specified in this contract, name three judicial experts to the Pledgor. Within 10, that is ten days of the date of posting by the Pledgee of the registered mail consignment, make a written declaration to the Pledgee stating the recommended judicial expert that is acceptable to the Pledgor. Should such declaration by the Pledgor fail to be received by the Pledgee within the above deadline the Pledgee shall select one of the recommended three judicial experts. Thereafter the Pledgee shall have, at the expense of the Pledgor, a value estimate prepared of the pledged assets (hereinafter: Value Estimate), by the judicial expert chosen as specified above, commissioned by the Pledgee. The Pledgor shall promptly provide the Value Assessor with all information and documents required for the preparation of the Value Estimate and the sale of the asset, and shall enable an onsite inspection of the Pledged Assets at the time specified by the Pledgee and/or the Value Assessor.

The Pledgee shall have two years to sell the Pledged Assets from the date of the accrual of the Pledgee's right of satisfaction. In regard to the lowest sale price of the Pledged Assets the Contracting Parties agree as follows:

a) The Pledgee shall start the sale of the assets at the market price established by the Value Assessor, as sale price.

b) If the assets concerned fail to be sold within three months at the market price established by the Value Assessor, upon the next attempt to sell the assets the Pledgee shall be entitled to reduce the price of the Pledged Assets by up to 30 % of the market price established in the Value Estimate.

c) If a public sale offer fails to result in selling the assets within 6, that is six months at the sale price specified in paragraph b) the Bank may sell the pledged assets at a minimum of 50%-that is fifty percent of the market price specified in the Value Estimate..

In relation to the sale of the Pledged Assets by the Bank, issues not regulated herein shall be governed by the provisions of Government Decree No. 12/2003. (I. 30.).

Within 15, that is fifteen days of the successful sale of the assets the Pledgee shall settle accounts for the sale price received from the sale of the assets, with the Pledgor.

Should the Pledgor fail to fulfil its obligations specified in this paragraph within the deadline and in the mode specified by the Pledgee, the Contracting Parties shall establish the lowest sale price that may be applied in selling the assets concerned, at 50 % that is fifty percent of the amount of the receivables of the Pledgee claimed from the Pledgor on the day of the accrual of the right of settlement of the Pledgee from the Pledgor.

                                       VI.

The Pledgor agrees that during the effective term of the right of pledge the Pledged Asset fixed as pledge may be transferred under any legal title only with prior written consent of the Pledgee and only through a contract concluded in writing and laid out in a public document or a private document of full probative force, on which the authenticity of the signatures of the contracting parties is attested by a Notary Public, and which document designates the Pledged Asset fixed as pledge in the same way as is designated in this contract and which contains a provision according to which the Pledged Asset bears a first ranking pledge as specified herein. Sale of the Pledged Asset in any other way shall qualify as grave violation of the contract in the case of which the Pledgee is entitled to cancel this contract with immediate effect.

The Pledgor commits itself to notify the Pledgee of the disposal of the Pledged Asset by simultaneously sending it an original or authenticated second copy of the document on such transaction and to apply for the recording of the change in ownership within 15 (fifteen) days, in the way specified by law, in the relevant registers.

The Contracting Parties agree that the Pledgor shall compensate the Pledgee for any damage caused by the Pledgor's violating the above obligations of the Pledgor, and if the Pledgor disposes of or encumbers and/or draws receipts from the Pledged Asset - in violation of this contract - this right of pledge shall extend to the purchase price from disposal and to any other revenue from the Pledged Asset.

                                      VII.

The Contracting Parties specifically stipulate that all provisions hereof and any modification of or supplementation to this contract shall be valid only in a written form and that the representations required for exercising the rights and for performing the obligations of the Pledgee and the Pledgor specified by law or based on this contact, originating from the pledge relationship established by this contract, shall only be valid in a written form.

A declaration shall be effective if arrived at the premises of the addressee.

The Contracting Parties agree that written declarations served by the Pledgee to the Pledgor which have been properly posted to the registered seat of the Pledgor as specified herein, addressed to the name of the Pledgor, and the written declarations addressed by the Pledgor to the Pledgee that have been properly posted to

Commerzbank Rt.
LCO
Budapest,
Szechenyi rakpart 8.
1054

as mail consignments with acknowledgement of receipt or in any other booked (registered, insured registered with special service) and have been communicated to the addressee, shall also be regarded as having been delivered, even if the consignment could not actually be delivered, or if they have not been learned of by the addressee, from the 5th (fifth) working day following the day of the first attempt at postal delivery of such consignments.

The contracting parties declare and commit themselves, with a view to their above agreement concerning the communication and delivery of legal representations, to ensure that they will have persons authorised to receive postal consignments (representatives), at the addresses for receipt of deliveries as specified above, throughout the term of the right of pledge as specified herein, from the date of the conclusion of this contract.

In the case of failure to fulfil the above commitment neither contracting party shall refer to the lack of a person (representative) authorised to take delivery, in order to obtain benefits.

                                      VIII.

The Contracting Parties agree that the right of pledge established by this Contract and the liability of the Pledgor as a collateral of the receivable secured by pledge shall not lapse when the identity of the obligor of the receivable secured by pledge alters.

                                       IX.

The Contracting Parties commit themselves to mutually cooperate in the performance of their obligations laid out herein and to mutually issue the representations - in the predefined form - to one another, as required for the performance of their obligations.

The Contracting Parties shall compensate one-another for any damage caused by violation of their obligations written above.

                                       X.

In their relationship with one another the Contracting Parties agree that the costs of the conclusion of the contract shall be borne by the Pledgor.

Issues not regulated herein shall be governed by the relevant provisions of the Civil Code and the provisions of other relevant effective legal regulations.

Invalidity of any provision of the contract shall not entail invalidity of the entire contract, it shall involve only the part concerned.

                         H) CONTRACT ON PURCHASE OPTION

concluded between

Commerzbank Rt.

hereinafter: Buyer

and

NAVIGATOR INFORMATIKA Uzleti Szolgaltato es Kereskedelmi Reszvenytarsasag

hereinafter: Seller,

as well as

NAVIGATOR INFO Tanacsado Korlatolt Felelossegu Tarsasag

hereinafter Obligor or Company, together with Buyer and Seller collectively hereinafter: Parties on this day, subject to the following conditions.

It is established by the Contracting Parties that a loan agreement as referred to in Chapter A) hereof has been executed between the Buyer and EuroWeb Internet Szolgaltato Reszvenytarsasag (hereinafter: Contract). The loan amounts taken out under such Contract are payable by the Buyer to the Seller upon their maturity day. The receivables of the Buyer existing on the basis of the Contracts referred to above may also be turned into matured receivables in the cases specified in the Contracts, the Code of Practice of the Buyer and the General Lending Conditions of the Buyer. The Contracting Parties are concluding the following contract to secure the rights and claims of the Buyer originating from the Contract:

1. The Contracting Parties are establishing a buying right (hereinafter: buying right or option) on the participation of the Seller in the Company as may be changed from time to time (hereinafter: Participation), to the benefit of the Buyer.

The Seller grants irrevocable consent and the Company commits itself to state the buying option established by this contract in the list of shareholders of the Company and they shall submit such list of shareholders, constituting an authentic proof thereof, as received by the Court of Registration, to the Buyer within 21, that is twenty one days of the signature hereof. By signing this Contract the Company authorises the Buyer to provide for the entering of the buying option on behalf of the Company in case the buying option is not entered in the list of shareholders within the above deadline.

2. One pre-requisite for the exercising of the option is failure of the Seller to perform its due payment obligation to the Buyer, upon the due date.

3. The Contracting Parties expressly agree that the Option Calling Price is established on the basis of the provisions laid out herein.

Prior to exercising the buying option the Buyer shall, in a declaration posted in a registered mail consignment addressed to the registered seat of the Seller as specified in this Contract, name three judicial experts to the Seller. Within 10, that is ten days of the date of posting by the Buyer of the registered mail consignment, make a written declaration to the Buyer, stating the recommended judicial expert that is acceptable to the Seller. Should such declaration by the Seller fail to be received by the Pledgee within the above deadline the Buyer shall select one of the recommended three judicial experts. Thereafter the Buyer shall have, at the expense of the Seller, an estimate prepared of the current market value of the Participation (hereinafter: Market Value), by the judicial expert chosen as specified above, commissioned by the Buyer. The Seller shall promptly provide the Buyer and the judicial expert with all information and documents required for the preparation of the Value Estimate.

The Option Purchase Price is established by the contracting parties at 60% that is sixty percent of the Market Value, providing that it may not exceed the purchase price received from the sale of the Participation by the Buyer, net of the costs and expenditures incurred in relation to the sale.

Simultaneously with exercising its buying option or thereafter the Buyer shall sell the Participation.

The Buyer shall pay the purchase price to the Seller within 30 (thirty) days of the day on which the purchase price originating from the sale of the Participation is credited to its account.

In respect of the mode of the sale of the Participation the Contracting Parties agree as follows.

The Buyer shall have two years to sell the Participation from the date of exercising its buying option. In respect of the mode of calculation of the lowest sale price of the Participation the Contracting Parties agree as follows:

a) The Buyer shall start selling the Participation at Market Value - as sale price.

b) Should the selling effort fail to result in the sale of the Participation at the Market Value in three months, the Buyer shall be entitled to attempt to sell the Participation at a price reduced by up to 30 % that is thirty percent off the Market Value.

c) Should the attempt to sell the Participation at the sale price as per paragraph b) fail in 3 that is three months, the Bank may sell the Participation for at least 50 % that is fifty percent of the Market Price.

Should the Option Purchase Price be below the sum of the Buyer's claims from the Seller and the total costs incurred by the Buyer in selling the Participation, the Buyer's claim from the Seller of the amount of such difference remain in effect.

5. The Buyer's buying option shall lapse on the passage of the 5th (fifth) year following the entry into effect of this contract. The Contracting Parties agree that if at the time of the lapse of the buying option the Buyer is still entitled to claims from the obligation laid out in the preamble, under the conditions laid out above a new buying option shall be established on the Participation to the benefit of the Buyer on the 15th (fifteenth) banking day preceding the 5th (fifth) year as referred to above, at the latest.

6. The Contracting Parties declare that this contract contains their contractual will and representations exclusively, correctly and in full.

7. Issues not regulated herein shall be governed by the relevant provisions of the effective pieces of legislation. This contract shall enter into force on the day of its signature.

The Contracting Parties specifically stipulate that all provisions hereof and any modification of or supplementation to this contract shall be valid only in a written form and that the representations required for exercising the rights and for performing the obligations of the parties specified by law or based on this contact, originating from the pledge relationship established by this contract, shall only be valid in a written form.

A declaration shall be effective if arrived at the premises of the addressee.

The Contracting Parties agree that written declarations served by the parties to one another that have been properly posted to the addresses specified in this public document as mail consignments with acknowledgement of receipt or in any other booked (registered, insured registered with special service) and have been communicated to the addressee, shall also be regarded as having been delivered, even if the consignment could not actually be delivered, or if they have not been learned of by the addressee, from the 5th (fifth) working day following the day of the first attempt at postal delivery of such consignments.

The contracting parties declare and commit themselves, with a view to their above agreement concerning the communication and delivery of legal representations, to ensure that they will have persons authorised to receive postal consignments (representatives), at the addresses for receipt of deliveries as specified above, throughout the term of the right of pledge as specified herein, from the date of the conclusion of this contract.

In the case of failure to fulfil the above commitment neither contracting party shall refer to the lack of a person (representative) authorised to take delivery, in order to obtain benefits.

                         I) CONTRACT ON PURCHASE OPTION

concluded between

Commerzbank Rt.

hereinafter: Buyer

and

NAVIGATOR INFO Tanacsado Korlatolt Felelossegu Tarsasag

hereinafter: Seller,

as well as

NAVIGATOR ENGINEERING Mernoki Szolgaltato Korlatolt Felelossegu Tarsasag

hereinafter Obligor or Company, together with Buyer and Seller collectively hereinafter: Parties on this day, subject to the following conditions.

It is established by the Contracting Parties that a loan agreement as referred to in Chapter A) hereof has been executed between the Buyer and EuroWeb Internet Szolgaltato Reszvenytarsasag (hereinafter: Contract). The loan amounts taken out under such Contract are payable by the Buyer to the Seller upon their maturity day. The receivables of the Buyer existing on the basis of the Contracts referred to above may also be turned into matured receivables in the cases specified in the Contracts, the Code of Practice of the Buyer and the General Lending Conditions of the Buyer. The Contracting Parties are concluding the following contract to secure the rights and claims of the Buyer originating from the Contract:

1. The Contracting Parties are establishing a buying right (hereinafter: buying right or option) on the participation of the Seller in the Company as may be changed from time to time (hereinafter: Participation), to the benefit of the Buyer.

The Seller grants irrevocable consent and the Company commits itself to state the buying option established by this contract in the list of shareholders of the Company and they shall submit such list of shareholders, constituting an authentic proof thereof, as received by the Court of Registration, to the Buyer within 21, that is twenty one days of the signature hereof. By signing this Contract the Company authorises the Buyer to provide for the entering of the buying option on behalf of the Company in case the buying option is not entered in the list of shareholders within the above deadline.

2. One pre-requisite for the exercising of the option is failure of the Seller to perform its due payment obligation to the Buyer, upon the due date.

3. The Contracting Parties expressly agree that the Option Calling Price is established on the basis of the provisions laid out herein.

Prior to exercising the buying option the Buyer shall, in a declaration posted in a registered mail consignment addressed to the registered seat of the Seller as specified in this Contract, name three judicial experts to the Seller. Within 10, that is ten days of the date of posting by the Buyer of the registered mail consignment, make a written declaration to the Buyer, stating the recommended judicial expert that is acceptable to the Seller. Should such declaration by the Seller fail to be received by the Pledgee within the above deadline the Buyer shall select one of the recommended three judicial experts. Thereafter the Buyer shall have, at the expense of the Seller, an estimate prepared of the current market value of the Participation (hereinafter: Market Value), by the judicial expert chosen as specified above, commissioned by the Buyer. The Seller shall promptly provide the Buyer and the judicial expert with all information and documents required for the preparation of the Value Estimate.

The Option Purchase Price is established by the contracting parties at 60% that is sixty percent of the Market Value, providing that it may not exceed the purchase price received from the sale of the Participation by the Buyer, net of the costs and expenditures incurred in relation to the sale.

Simultaneously with exercising its buying option or thereafter the Buyer shall sell the Participation.

The Buyer shall pay the purchase price to the Seller within 30 (thirty) days of the day on which the purchase price originating from the sale of the Participation is credited to its account.

In respect of the mode of the sale of the Participation the Contracting Parties agree as follows.

The Buyer shall have two years to sell the Participation from the date of exercising its buying option. In respect of the mode of calculation of the lowest sale price of the Participation the Contracting Parties agree as follows:

a) The Buyer shall start selling the Participation at Market Value - as sale price.

b) Should the selling effort fail to result in the sale of the Participation at the Market Value in three months, the Buyer shall be entitled to attempt to sell the Participation at a price reduced by up to 30 % that is thirty percent off the Market Value.

c) Should the attempt to sell the Participation at the sale price as per paragraph b) fail in 3 that is three months, the Bank may sell the Participation for at least 50 % that is fifty percent of the Market Price.

Should the Option Purchase Price be below the sum of the Buyer's claims from the Seller and the total costs incurred by the Buyer in selling the Participation, the Buyer's claim from the Seller of the amount of such difference remain in effect.

5. The Buyer's buying option shall lapse on the passage of the 5th (fifth) year following the entry into effect of this contract. The Contracting Parties agree that if at the time of the lapse of the buying option the Buyer is still entitled to claims from the obligation laid out in the preamble, under the conditions laid out above a new buying option shall be established on the Participation to the benefit of the Buyer on the 15th (fifteenth) banking day preceding the 5th (fifth) year as referred to above, at the latest.

6. The Contracting Parties declare that this contract contains their contractual will and representations exclusively, correctly and in full.

7. Issues not regulated herein shall be governed by the relevant provisions of the effective pieces of legislation. This contract shall enter into force on the day of its signature.

The Contracting Parties specifically stipulate that all provisions hereof and any modification of or supplementation to this contract shall be valid only in a written form and that the representations required for exercising the rights and for performing the obligations of the parties specified by law or based on this contact, originating from the pledge relationship established by this contract, shall only be valid in a written form.

A declaration shall be effective if arrived at the premises of the addressee.

The Contracting Parties agree that written declarations served by the parties to one another that have been properly posted to the addresses specified in this public document as mail consignments with acknowledgement of receipt or in any other booked (registered, insured registered with special service) and have been communicated to the addressee, shall also be regarded as having been delivered, even if the consignment could not actually be delivered, or if they have not been learned of by the addressee, from the 5th (fifth) working day following the day of the first attempt at postal delivery of such consignments.

The contracting parties declare and commit themselves, with a view to their above agreement concerning the communication and delivery of legal representations, to ensure that they will have persons authorised to receive postal consignments (representatives), at the addresses for receipt of deliveries as specified above, throughout the term of the right of pledge as specified herein, from the date of the conclusion of this contract.

In the case of failure to fulfil the above commitment neither contracting party shall refer to the lack of a person (representative) authorised to take delivery, in order to obtain benefits.

By signing this document the Clients are asking the acting Deputy Notary Public to have the limited security rights of pledge on property as specified in this document in the pledge register kept by the Hungarian National Chamber of Notaries Public, specifying money loan as the legal title of the claim.

Any number of authentic counterparts may be issued of this document to the Clients, I have issued one authentic copy of this Document for each of the Clients.

I, the undersigned Deputy Notary Public, have produced this document, I have read it out to the Clients, explained its contents and legal consequences in response to which the customers signed the document in their own hand in my presence, as one fully in line with their respective intents.-

Done at Budapest on the 27th (twenty seventh) day of the month of September in year 2005 (two thousand and five).

                                 Commerzbank Rt.

                              Lender/Pledgee/Buyer

                         dr. Gyorgy WalterBalazs Manyoki


                  EuroWeb Internet Szolgaltato Reszvenytarsasag

                                 Debtor/Pledgor

                                      Csaba

                                 Chief Executive


                              NAVIGATOR INFORMATIKA

               Uzleti Szolgaltato es Kereskedelmi Reszvenytarsasag

                                 Pledgor/Seller

      Zoltan Zsolt Jutasi                                    Lajos Juhasz
           CEO


                                 NAVIGATOR INFO

                    Tanacsado Korlatolt Felelossegu Tarsasag

                             Pledgor/seller/obligor

                               Jutasi Zoltan Zsolt
                                 Chief Executive


                    NAVIGATOR ENGINEERING Mernoki Szolgaltato

                         Korlatolt Felelossegu Tarsasag

                                 Pledgor/Obligor

                                  Gyorgy Juhasz
                                 Chief Executive

                    dr. Jozsef Komaromi Deputy Notary Public


Counter-signed:

dr. Krisztina Fuller Notary Public

I, the undersigned Deputy Notary Public of Budapest, attest that this authentic copy is fully identical with the original notarial document kept by the Notary Public, I have issued this authentic copy to the Lender.

Done at Budapest on the 27th (twenty seventh) day of the month of September in year 2005 (two thousand and five).

                               dr. Jozsef Komaromi

                              Deputy Notary Public